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                                                     Registration No. 33-61542
                                                     Registration No. 811-7662


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. / /
                        Post-Effective Amendment No. 40


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                        Post-Effective Amendment No. 40


                          U.S. GLOBAL ACCOLADE FUNDS
              (Exact Name of Registrant as Specified in Charter)


                              7900 Callaghan Road
                           San Antonio, Texas 78229
                    (Address of Principal Executive Office)


       Registrant's Telephone Number, including Area Code (210) 308-1234



                          Frank E. Holmes, President
                          U.S. Global Accolade Funds
                              7900 Callaghan Road
                         San Antonio, Texas 78249-3340
                    (Name and Address of Agent for Service)



Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

/ X / immediately upon filing pursuant to paragraph (b) of Rule 485
/   / on  _____________, pursuant to paragraph (b) of Rule 485
/   / 60 days after filing pursuant to paragraph (a) of Rule 485
/   / on February 28, 2007, pursuant to paragraph (a) of Rule 485.


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Prospectus                 The Securities and Exchange Commission (SEC) has
                           not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    U.S. GLOBAL ACCOLADE FUNDS


Emerging Markets Fund      Eastern European Fund
                           Global Emerging Markets Fund


Equity Funds               Holmes Growth Fund
                           MegaTrends Fund


FEBRUARY 28, 2007                                 [U.S. Global Investors logo]
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TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                1
EMERGING MARKETS FUNDS                                             1
  Investment Objective                                             1
  Main Investment Strategies                                       1
  Main Risks                                                       2
  Performance                                                      3

EQUITY FUNDS                                                       6
  Investment Objective                                             6
  Main Investment Strategies                                       6
  Main Risks                                                       6
  Performance                                                      7

FEES AND EXPENSES                                                 10

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
 RELATED RISKS                                                    12
  Emerging Markets Funds                                          12
  Equity Funds                                                    17

FUND MANAGEMENT                                                   19

HOW TO BUY SHARES                                                 22

HOW TO SELL (REDEEM) SHARES                                       25

HOW TO EXCHANGE SHARES                                            26

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS             26
  Funds Reserve Certain Rights                                    26
  Account Minimums                                                27
  Short-Term Trading Fee                                          27
  Net Asset Value (NAV) Calculation                               27
  Use of Fair Value Pricing                                       28
  Signature Guarantee/Other Documentation                         28
  Business Days                                                   28

OTHER INFORMATION ABOUT YOUR ACCOUNT                              28

ADDITIONAL INVESTOR SERVICES                                      29

DISTRIBUTIONS AND TAXES                                           29

FINANCIAL HIGHLIGHTS                                              31

RISK/RETURN SUMMARY

EMERGING MARKETS FUNDS
Eastern European Fund
Global Emerging Markets Fund

Investment Objective
The Eastern European Fund and Global Emerging Markets Fund seek long-term growth of capital.

The funds' trustees may change a fund's objective without a shareholder vote upon a 30-day written notice. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The funds are non-diversified series of U.S. Global Accolade Funds (Trust). The subadviser for each fund is Charlemagne Capital (IOM) Limited
(Subadviser).

Main Investment Strategies
The Eastern European Fund invests, under normal market conditions, at least 80% of its net assets in the common stocks of companies located in the emerging markets of Eastern Europe. In general, Eastern European countries are in the early stages of industrial, economic, or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries. Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, the Czech Republic, Hungary and Turkey.

The Subadviser considers the following countries to be in Eastern Europe:
Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkey, Turkmenistan, Ukraine, and Uzbekistan.

The funds' trustees may change the 80% requirement without shareholder vote upon 60 days written notice.

The Global Emerging Markets Fund invests, under normal market conditions, at least 80% of its net assets in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depositary receipts of companies located in emerging market countries or in companies with a significant business presence in emerging market countries. Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

A company will be considered to be in an emerging market country if:

 o the company is organized under the laws of, or has a principal office in, an emerging market country;

 o the company's stock is traded primarily in an emerging market country;

 o a majority of the company's assets are in an emerging market country; or

 o a majority of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The funds' trustees may change the 80% requirement without shareholder vote upon 60 days written notice.

While the funds may invest in companies of any size and in any sector, they will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry. The funds may also, from time-to-time, invest a significant amount of their total assets in certain sectors.

The Subadviser uses a bottom-up investment process that attempts to select companies in emerging markets that meet the Subadviser's investment requirements.

Main Risks
The funds are classified as "non-diversified" funds, and, as such the funds' portfolios may include the securities of a smaller total number of issuers than if the funds were classified as "diversified." Because the funds may invest a greater proportion of their assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds' total return or asset values than if the funds were required to hold smaller positions of the securities or a larger number of issuers.

Given the limited number of issuers in Eastern European countries, along with liquidity and capacity constraints in certain markets, as the asset size of the Eastern European Fund grows it may be more difficult for the Subadviser to locate attractive securities to purchase and the ability of the Subadviser to efficiently trade into or out of particular securities or markets may become more limited.

The funds are designed for long-term investors who can accept the special risks of investing in Eastern European countries and emerging market countries that are not typically associated with investing in more established economies or securities markets. You should carefully consider your ability to assume these risks before making an investment in a fund. An investment in shares of a fund is not a complete investment program. The funds are speculative and are not appropriate for all investors. You may lose money by investing in the funds.

Market Risk
The funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a fund's shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.

Portfolio Management
The skill of the Subadviser will play a significant role in its analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks, and other matters.

Foreign Securities/Emerging Markets
The funds' investments in foreign securities are subject to special risks. A fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets, which include those countries in which the funds primarily invest. Political and economic structures in Eastern European and emerging market countries are in their infancy and developing rapidly, and such countries may lack the political, social, and economic stability characteristic of more developed countries. In addition, Eastern European and emerging market securities markets are substantially smaller, less liquid, and significantly more volatile than securities markets in the U.S. or Western Europe. The funds' share prices will reflect the movements of the different stock markets in which they are invested and the currencies in which their investments are denominated.

While the Subadviser's investment focus is on companies in Eastern Europe and emerging markets that are large capitalization companies in their local markets, these companies may be small by the standards of U.S. or Western European stock market capitalization. The stocks of such companies often fluctuate in price to a greater degree than stocks of larger companies in more developed markets.

Geographic Concentration
The Eastern European Fund concentrates its investments in companies located in Eastern Europe. Because of this, companies in the fund's portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund's share price. The fund's returns and share price may be more volatile than those of a less concentrated portfolio.

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Sector Risk
From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

Portfolio Turnover Risk
The Emerging Markets Fund's portfolio turnover rate varies from year to year according to market conditions and may exceed 100%. A high turnover rate increases transaction costs and may increase your exposure to capital gains taxes. Tax and transaction costs lower the fund's effective return for investors.

Performance
For the Eastern European Fund, the following bar chart and table shows the variability of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart below shows changes in the fund's performance from year to year.

The information shown for the Global Emerging Markets Fund gives some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance.

Eastern European Fund
Annual Total Returns (as of December 31 each year)


                       [EASTERN EUROPEAN FUND BAR GRAPH]

-25.31%     29.70%    -21.42%    19.39%     34.65%    61.35%    52.37%    40.78%    32.79%

  1998       1999       2000      2001       2002      2003      2004      2005      2006


Best quarter shown in the bar chart above: 33.22% in third quarter 2005.

Worst quarter shown in the bar chart above: (26.00)% in third quarter 1998.

The table below compares the fund's average annual returns for the past one- and five-year periods, as applicable, as well as for the life of the funds, to those of unmanaged indexes.

Past performance, before and after taxes, does not guarantee future results.

Eastern European Fund

 AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE                           SINCE
 PERIODS ENDED                              INCEPTION
 DECEMBER 31, 2006)      1 YEAR   5 YEARS   (3/31/97)

 EASTERN EUROPEAN
  FUND RETURN BEFORE
  TAXES                   32.79%   43.95%    20.79%
  RETURN AFTER TAXES ON
  DISTRIBUTIONS           28.84%   41.72%    19.80%
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES     23.45%   38.86%    18.55%
 S&P 500 Index*           15.79%    6.19%     5.53%
 Morgan Stanley
 Capital International
 Emerging Markets
 Europe 10/40 Index
 (Net Total Return)**     41.56%   38.23%       n/a
 Morgan Stanley
 Capital International
 Emerging Markets
 Europe Index***          36.15%   37.53%       n/a


*The S&P 500 Index is a widely recognized index of common stock prices of U.S. Companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**The Morgan Stanley Capital International Emerging Markets 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index. In the future, this index will be used as the primary benchmark comparison for this fund as the Subadviser believes it is more representative of the investments in the fund. The index commenced December 1998. The returns for the Morgan Stanley Capital International Emerging Markets Europe 10/40 Index (Net Total Return) reflect no deduction for fees, expenses or taxes, except as noted above. The previous benchmark index was the Morgan Stanley Capital International Emerging Markets Europe Index.

***The Morgan Stanley Capital International Emerging Markets Europe Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe. The index commenced December 1998. The returns for the Morgan Stanley Capital International Emerging Markets Europe Index reflect no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Global Emerging Markets Fund
Annual Total Returns (as of December 31 each year)

                   [GLOBAL EMERGING MARKETS FUND BAR GRAPH]

                                    32.59%
                                     2006

Best quarter shown in the bar chart above: 20.16% in fourth quarter 2006.

Worst quarter shown in the bar chart above: (5.87)% in second quarter 2006.

The table below compares the fund's average annual returns for the past one- and five-year periods, as applicable, as well as for the life of the funds, to those of unmanaged indexes.

Past performance, before and after taxes, does not guarantee future results.

Global Emerging Markets Fund

 AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS                   SINCE
 ENDING DECEMBER 31,                        INCEPTION
 2006)                              1 YEAR  (2/24/05)

 GLOBAL EMERGING
  MARKETS FUND
  RETURN BEFORE
  TAXES                             32.59%   30.26%
  RETURN AFTER TAXES ON
  DISTRIBUTIONS                     30.66%   28.72%
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                       22.58%   25.51%
 S&P 500 Index*                     15.79%   11.50%
 Morgan Stanley Capital
 International Emerging Markets
 Free Total Net Return Index**      32.17%   31.39%

*The S&P 500 Index is a widely recognized index of common stock prices of U.S. Companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**The Morgan Stanley Capital International Emerging Markets Free Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the Morgan Stanley Capital International Emerging Markets Free Total Net Return Index reflect no deduction for fees, expenses or taxes, except as noted above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY

EQUITY FUNDS
Holmes Growth Fund
MegaTrends Fund

Investment Objective
The Holmes Growth Fund seeks long-term growth of capital.

The MegaTrends Fund seeks long-term capital appreciation consistent with the preservation of capital. Earning current income from dividends, interest, and short-term capital gains is a secondary objective.

The funds' trustees may change a fund's objective without a shareholder vote upon a 30-day written notice. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The funds are series of the U.S. Global Accolade Funds (Trust) and the Holmes Growth Fund is advised by U.S. Global Investors, Inc. (Adviser), and the MegaTrends Fund is subadvised by Leeb Capital Management, Inc. (Subadviser).

Main Investment Strategies
The Holmes Growth Fund invests primarily in a diversified portfolio of common stocks. In general, the fund uses a growth-style process to choose companies for investment. A growth company is one that has had superior growth, profitability, and quality relative to companies in the same industry and that is expected to continue such performance. The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P 500 Index. As a result of the Adviser's earnings growth investment strategy, these concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector. The fund may also invest in companies of all sizes; however, the fund currently focuses on small- and medium-sized companies.

Under normal circumstances, the MegaTrends Fund will invest primarily in large capitalization equity securities based on its analysis of major economic themes. The Subadviser performs statistical analysis of major economic themes and of monetary and economic trends, and evaluates the financial markets to identify "megatrends" in the global economy. The Subadviser's analysis primarily focuses on the equities markets, seeking stocks with a growth potential at a reasonable price (relative to the S&P 500 Index).

Historically, the Subadviser has invested the MegaTrends Fund's assets in a diversified portfolio consisting primarily of common stocks issued by U.S. companies, although the fund may invest, from time to time, a significant amount of its assets in foreign securities or in certain sectors. The Subadviser uses a combination of value- and growth-style for stock selection. The Subadviser seeks stocks with sustainable future growth selling at an attractive price relative to the potential growth rate. Among other factors, the Subadviser looks for companies that have proven management and sound financial strength whose stock price is low in light of the companies' earnings and cash flow. Currently, the fund treats companies with a capitalization of $10 billion or more as being large capitalization.

Main Risks
The funds are designed for long-term investors and are not a complete investment program. You may lose money by investing in a fund.

Market Risk
The funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the funds' shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the funds, and you could lose money.

Portfolio Management
The skill of the Adviser for the Holmes Growth Fund will play a significant role in its analysis of companies, companies' sectors, economic trends, the relative attractiveness of different market capitalizations, or other matters.

The skill of the Subadviser will play a significant role in the MegaTrends Fund's ability to achieve its investment objectives. The fund's investment results depend on the ability of the Subadviser to correctly identify economic "megatrends," especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the MegaTrends Fund's investment results depend on the Subadviser's ability to combine growth and value investing when selecting stocks, particularly in volatile stock markets. The Subadviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Small and Medium Sized Company Risk
The Holmes Growth Fund's investments focus on small and medium sized companies involves greater risk than a fund that invests primarily in larger, more established companies. The stocks of small- and medium-sized companies often fluctuate in price to a greater degree than stocks of larger, more mature companies. Smaller companies may have more limited financial resources, fewer product lines, and less liquid trading markets for their stock. The funds' share price may experience greater volatility when the funds are more heavily invested in small companies.

Growth Stock Risk
Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities. If a fund's growth stocks does not produce the predicted earnings growth, its share price may drop, and the fund's net asset value may decline.

Sector Risk
From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company's market valuations and access to equity funding.

Value Risk
The MegaTrends Fund is subject to valuation risk due to the fact that the Subadviser's determination that a stock is undervalued is subjective. The market may not agree and the stock's price may not rise to what the Subadviser believes is its full value. It may even decrease in value. Value stocks may also become unpopular.

Foreign Securities Risk
The MegaTrends Fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. The fund's share price will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

Portfolio Turnover Risk
The Holmes Growth Fund's portfolio turnover rate varies from year to year according to market conditions and has historically exceeded 100%. A high turnover rate increases transaction costs and may increase your exposure to capital gains taxes. Tax and transaction costs lower the fund's effective return for investors.

Performance
The following bar charts and tables show the variability of the funds' returns, which is one indicator of the risks of investing in the funds. The bar charts below show changes in the funds' performance from year to year.

Prior to June 1, 2004, the Holmes Growth Fund was managed by Bonnel, Inc., subadviser to the fund since its inception on October 17, 1994. On June 1, 2004, the Adviser began managing the fund with the same investment philosophy that the subadviser employed while using the Adviser's quantitative modeling resources. Consequently, the fund's performance prior to June 1, 2004, may have been different if the Adviser had been managing the fund.

On November 27, 2002, the MegaTrends Fund changed its investment strategy to focus on large capitalization equities with growth potential at a reasonable price. Previously, the fund had a flexible investment strategy and the ability to invest in growth and value stocks, bonds, and money market instruments. Consequently, the fund's performance prior to November 27, 2002, may have been different if the current investment strategy had been in place.

Holmes Growth Fund
Annual Total Returns (as of December 31 each year)

                     [HOLMES GROWTH FUND BAR GRAPH]

10.31%    27.14%    81.45%    -17.22%    -27.28%    -19.51%    21.74%    16.53%    9.71%    6.32%

 1997      1998      1999       2000       2001       2002      2003      2004     2005     2006

Best quarter shown in the bar chart above: 52.58% in fourth quarter 1999.

Worst quarter shown in the bar chart above: (23.40)% in first quarter 2001.

The table below compares the fund's average annual returns for the past one-, five-, and 10-year periods to those of unmanaged indexes.

Holmes Growth Fund

 AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDED DECEMBER 31,
 2006)                     1 YEAR  5 YEARS   10 YEARS

 HOLMES GROWTH FUND
  RETURN BEFORE TAXES       6.32%    5.90%     7.39%
  RETURN AFTER TAXES ON
  DISTRIBUTIONS             6.32%    5.90%     5.21%
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES            4.11%    5.09%     5.20%
 S&P 500 Index*            15.79%    6.19%     8.42%
 S&P Mid Cap 400 Index**   10.31%   10.89%    13.46%

*The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**The S&P Mid Cap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The returns for the S&P Mid Cap 400 Index reflect no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance, before and after taxes, does not guarantee future results.

MegaTrends Fund
Annual Total Returns (as of December 31 each year)

                          [MEGATRENDS FUND BAR GRAPH]

15.59%    2.28%    17.24%    16.71%   -12.69%   -30.15%   44.20%   8.07%    11.88%    5.04%

 1997      1998      1999     2000      2001      2002     2003    2004      2005     2006

Best quarter shown in the bar chart above: 17.73% in fourth quarter 2003.

Worst quarter shown in the bar chart above: (22.82)% in third quarter 2001.

The table below compares the fund's average annual returns for the past one-, five-, and 10-year periods to those of unmanaged indexes.

MegaTrends Fund

 AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDED DECEMBER 31,
 2006)                     1 YEAR  5 YEARS  10 YEARS

 MEGATRENDS FUND
  RETURN BEFORE TAXES       5.04%   5.05%     6.09%
  RETURN AFTER TAXES ON
  DISTRIBUTIONS             3.86%   4.60%     4.42%
  RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES            4.86%   4.28%     4.56%
 S&P 500 Index*            15.79%   6.19%     8.42%
 Russell 1000 Growth
 Index(R)**                 9.07%   2.69%     5.44%

*The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**The Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the Russell 1000 Growth Index(R) reflect no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance, before and after taxes, does not guarantee future results.

FEES AND EXPENSES

Shareholder Transaction Expenses--Direct Fees
The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. These fees are paid directly from your investment. If you sell shares and request your money by wire transfer, there is a $10 fee. Your bank may also charge a fee for receiving wires.


 Maximum sales charge (load) imposed on
  purchases                                    None
 Account closing fee(1)                         $10
 Administrative exchange fee                     $5
 Small account fee(2)                           $24
 Short-term traders fees
 Eastern European Fund and Global Emerging
  Markets Fund (if shares are exchanged or
  redeemed in less than 180 days)(3)           2.00%
 Holmes Growth Fund and MegaTrends Fund (if
  shares are held less than 30 days)(3)        0.25%

Annual Fund Operating Expenses--Indirect Fees
Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends. These costs are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees.

The figures below show operating expenses as a percentage of each fund's respective net assets during the fiscal year ended October 31, 2006.

Emerging Markets Funds


                                          GLOBAL
                               EASTERN    EMERGING
                               EUROPEAN   MARKETS
                               FUND       FUND

 Management fees                 1.25%     1.375%
 Distribution (12b-1) fees       0.23%      0.25%
 Other expenses                  0.47%      1.44%
                                -----     ------
 Total annual fund operating
  expenses                       1.95%      3.07%(4)


Equity Funds

                        HOLMES GROWTH   MEGATRENDS
                        FUND            FUND

 Management fees            1.00%         1.00%
 Distribution (12b-1)
  fees                      0.10%         0.25%
 Other expenses             0.64%         1.30%
                            ----         -----
 Total annual fund
 operating expenses         1.74%         2.55%

(1) Does not apply to exchanges.

(2) $6.00 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Account Minimums" section on page 27 for exemptions and other pertinent information).

(3) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section on page 27 for pertinent information.)

(4) Does not include expenses reimbursed by the Adviser or fees rebated by the Subadviser in the fiscal year ended

October 31, 2006, that reduced net fund expenses to 2.00%. The Adviser has contractually limited total fund operating expenses to not exceed 2.50% for the Global Emerging Markets Fund on an annualized basis through February 28, 2008, and until such later date as the Adviser determines.

Example of Effect of Fund's Operating Expenses
This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

 o You invest $10,000.

 o Your investment has a 5% annual return.

 o The fund's operating expenses remain the same.

 o All dividends and distributions are reinvested.

Although your actual expenses may be higher or lower, based on these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Eastern European Fund             $208     $622     $1,062     $2,285
 Global Emerging Markets Fund*      263      893      1,547      3,301
 Holmes Growth Fund                 187      558        954      2,062
 MegaTrends Fund                    268      803      1,365      2,895

You would pay the following expenses if you did not redeem your shares:

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Eastern European Fund             $198     $612     $1,052     $2,275
 Global Emerging Markets Fund*      253      883      1,537      3,291
 Holmes Growth Fund                 177      548        944      2,052
 MegaTrends Fund                    258      793      1,355      2,885

Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

*The example for Global Emerging Markets Fund reflects that fund operating expenses have been adjusted to reflect the completion of the amortization of the initial organization expense. The example also reflects the Adviser's undertaking to limit the expenses of the fund through February 28, 2008.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

EMERGING MARKETS FUNDS
Eastern European Fund
Global Emerging Markets Fund
This section takes a closer look at the funds' principal investment strategies and certain risks of investing in the funds.

Investment Process
The Subadviser's bottom-up stock selection process for the Eastern European Fund and the Global Emerging Markets Fund is based on rigorous in-house research.

The Subadviser's investment decisions for the Eastern European Fund may be based on various factors, among the most important include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, four main factors are taken into consideration: (1) earnings growth--especially the sustainability of such growth; (2) dividend yield--incorporating change in the financial condition of the company and management policy; (3) corporate governance-increased transparency and attitude towards minority shareholders; and (4) operating risk--balance sheet strength and impact of cyclical factors. The Subadviser also considers the political and economic environment within each of the Eastern European countries. The Subadviser considers the same criteria when making decisions to sell assets held by the funds. Additionally, when making decisions to sell, the Subadviser may consider liquidity, material price changes and superior investment opportunities.

The Subadviser's investment decisions for the Global Emerging Markets Fund may be based on various factors, among the most important include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, five main factors are taken into consideration: (1) the quality of the management companies; (2) sales growth; (3) profits growth; (4) cash flow; and (5) balance sheet strength. The Subadviser considers the same criteria when making decisions to sell assets held by the fund. Additionally, when making decisions to sell, the Subadviser may consider material price changes and superior investment opportunities.

General Portfolio Policies

Principal Types of Investments and Related Risks
Under normal circumstances, the Eastern European Fund will invest at least 80% of its net assets in investments in Eastern Europe (as defined below). The fund will normally invest primarily in equity securities (including common stock, preferred stock, and securities convertible into common or preferred stock) of companies located in Eastern Europe. The fund may invest without limit in any country in Eastern Europe and in any sector within Eastern Europe. The fund currently invests in companies located in Russia, Poland, the Czech Republic, Hungary and Turkey. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.

The Subadviser considers the following countries to be in Eastern Europe:
Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Crotia, The Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkey, Turkmenistan, Ukraine and Uzbekistan.

The fund will consider investments in Eastern Europe to be the following:

1. securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern Europe country,
2. securities of issuers that derive 50% or more of their revenues from business in Eastern European countries, or have at least 50% of their assets in Eastern European countries; or
3. equity securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern Europe countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

Under normal market conditions, the Global Emerging Markets Fund will invest at least 80% of its net assets in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depositary receipts of companies located in emerging market countries or in companies with a significant business presence in emerging countries. Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index. The fund may invest without limit in any country that is considered an emerging market country and in any sector within the emerging market countries. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.

Each fund will provide shareholders with at least 60 days prior notice of any changes in its 80% investment policy.

Foreign Securities
The funds often invest substantially all of their assets in the common stocks and other equity securities of foreign issuers. Investments in foreign securities involve greater risks than investments in domestic securities. These risks are generally intensified in emerging markets, which includes those countries in which the funds primarily invest. These risks include:

 o CURRENCY RISK. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

 o POLITICAL, SOCIAL, AND ECONOMIC RISK. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

 o REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign companies may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

 o MARKET RISK. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 o TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those of domestic transactions.

Geographic Concentration - Eastern European Fund
Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, Eastern European countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies. These factors may make it more difficult for the fund to calculate an accurate net asset value on a daily basis and to respond to significant shareholder redemptions.

Many of the countries in which the fund invests experienced extremely high rates of inflation, particularly between 1990 and 1996 when central planning was first being replaced by the capitalist free market system. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk.

In addition to the special risks common to most Eastern European countries described above, each individual Eastern European country also necessarily involves special risks that may be unique to that country. Following is a brief description of special risks that may be incurred when the fund invests in the Czech Republic, Hungary, Poland, Russia and Turkey, which are the countries in which the fund currently focuses its investment.

THE CZECH REPUBLIC. The Czech Republic was formerly governed by a communist regime. In 1989, a market-oriented reform process began. The market-oriented economy in the Czech Republic is young and still evolving. These reforms leave many uncertainties regarding market and legal issues.

The Czech Republic has instituted substantial privatization since 1992, when the first wave of privatization began. Information suggests that dominant or majority shareholders now control many of the larger privatized companies and that further restructuring is likely. Members of management and owners of these companies are often less experienced than managers and owners of companies in Western European and U.S. markets. Additionally, securities markets on which the securities of these companies are traded are in their infancy.

The legal system of the Czech Republic is still evolving. Bankruptcy laws have been liberalized, giving creditors more power to force bankruptcies. The number of bankruptcies, while still relatively low, is increasing each year. Laws exist regulating direct and indirect foreign investment, as well as repatriation of profits and income, and are subject to change at any time. Tax laws include provisions for both value-added taxes and income taxes. Courts of law are expected to, but may not, enforce the legal rights of private parties.

The Czech Republic joined the European Union (EU) in 2004.

HUNGARY. Hungary, formerly governed by a communist regime, tried unsuccessfully to implement market-oriented reforms in 1968. Beginning in 1989, Hungary again undertook transformation to a market-oriented economy. These reforms are still relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete.

Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets. The securities markets on which the securities of these companies are traded are in their infancy.

Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

Hungary joined the EU in 2004.

POLAND. Poland began market-oriented reforms in 1981. In late 1989, more comprehensive reforms were enacted. Most small enterprises have been privatized.

Privatization of larger entities has been a slower process, delayed by disputes regarding the compensation of fund managers and the role of investment funds charged with privatizing industry.

A 1991 law permitted the formation of mutual funds in Poland. The Warsaw Stock Exchange also opened in 1991 and has grown dramatically, becoming one of the most liquid markets in Eastern Europe. However, it is still a young market with a capitalization much lower than the capitalization of markets in Western Europe and the U.S.

Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

Poland joined the EU in 2004.

RUSSIA. Russia, as a member of the Soviet Union, began reforms under "perestroika" in 1985. After the collapse of the Soviet Union, Russia accelerated market-oriented reforms. Privatization began in 1992, and economic conditions stabilized. The transition process suffered a major setback in August 1998, when the Russian government defaulted on its ruble-denominated sovereign debt. This action has negatively affected Russian borrowers' ability to access international capital markets and has had a damaging impact on the Russian economy. Privatization of Russian industry is now largely complete.

There is also speculation that organized crime exerts significant influence on Russian industry. Concentrated ownership and control of Russian companies limits the ability of outsiders to influence corporate governance. Legal reforms to protect stockholders' rights have been implemented, but stock markets remain under-developed and illiquid.

Privatization of agricultural land has been unsuccessful due to disputes between executive and legislative branches regarding property rights. To date, the Russian government has not authorized any form of property restitution.

Russian industry is in need of restructuring to close outdated facilities and increase investment in technology and management. Financial institutions do not allocate capital in an efficient manner. Bankruptcy laws are restrictive and offer little protection to creditors. Foreign creditors must file insolvency claims through Russian subsidiaries. Bankruptcies remain rare.

The Russian system of taxation deters investment and hinders financial stability by concentrating on the taxation of industry with relatively little emphasis on individual taxation.

TURKEY. Turkey is currently undergoing substantial change in its efforts to join the European Union. The availability of investment opportunities and the ability to liquidate investments profitably may depend on the continued pursuit by government of certain current economic liberalization policies. Political climates may change, sometimes swiftly. There is no assurance that government will continue with such policies in their present form. The fund's investments may also be subject to risks of expropriation, nationalization or confiscatory taxation.

Investing in equities and fixed income obligations in Turkey involves certain considerations not usually associated with investing in securities in more developed capital markets. The securities market in Turkey is less liquid and more volatile than securities markets in the United States and Western Europe. Consequently, the fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in public and private debt and other fixed income obligations of more developed countries.

There may also be less state regulation and supervision of the securities markets, less reliable information available to brokers and investors and enforcement of regulations may be different from those in the United States, Western Europe and other more developed countries. Consequently, there may be less investor protection. Disclosure, accounting and regulatory standards are in most respects less comprehensive and stringent than in developed markets. In addition, brokerage commissions and other transaction costs and related taxes on securities transactions in Turkey are generally higher than those in more developed markets.

The Czech Republic, Hungary, Poland, Slovakia and Slovenia, together with five other countries, agreed to join the European Union in 2004. This represents the culmination of a ten-year process and will complete the transformation of these former Communist countries into full-fledged market economies. As a consequence, the political, economic and currency risk of investing in these countries may decline materially.

Geographic Concentration - Global Emerging Markets Fund

Political and economic structures in many emerging market countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in emerging market countries. As a result, the risks normally associated with investing in any foreign country may be heightened in emerging market countries. For example, the small size and inexperience of the securities markets in emerging market countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, emerging market countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain emerging market countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies.

Many of the countries in which the fund may invest have experienced extremely high rates of inflation. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk. In addition to the special risks common to most emerging market countries described above, each individual emerging market country also necessarily involves special risks that may be unique to that country.

Former political regimes in some emerging market countries had centrally planned, socialist economies and authoritarian systems of government. Some of the emerging market countries have undergone substantial political and social transformation. Though the transition from a centrally controlled command system to a market-oriented democratic model has taken place, reforms intended to liberalize prevailing economic structures based on free market principles are still being introduced and therefore political and social disruption may occur as a consequence. All of these factors may adversely affect the overall investment climate and, in particular, investment opportunities for the fund. The consequences, however, are profound, and investors should take into account the unpredictability of their eventual outcome.

Other Types of Investments, Related Risks, and Considerations

While not principal strategies, the funds, to a limited extent, may invest in preferred stock and convertible securities, may engage in strategic transactions (including futures, options and foreign forward currency transactions), may invest in money market instruments, may lend portfolio securities, may hold temporary investments such as repurchase agreements, may invest in illiquid securities and the securities of investment companies, and may purchase securities on a when-issued or delayed-delivery basis. The risks of these types of instruments and strategies are described in the Statement of Additional Information.

The Global Emerging Markets Fund may invest in participatory notes which are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows the fund to have market exposure to foreign securities without trading directly in the local market.

For temporary defensive purposes, the Eastern European Fund and Global Emerging Markets Fund may invest up to 100% of their assets in (1) money market instruments, deposits, or such other high-grade, short-term investments in local Eastern European country or emerging market country currencies, respectively, as are considered appropriate at the time; (2) U.S. Government bills, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or (3) repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

The Subadviser may sell a fund's portfolio securities without regard to holding periods if it believes such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs, and may also result in taxable capital gains.

Tax and transaction costs lower the funds' effective return for investors. The funds' historical portfolio turnover rates are noted under Financial Highlights.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

EQUITY FUNDS
Holmes Growth Fund
MegaTrends Fund

Investment Process
In selecting stocks for the Holmes Growth Fund, the Adviser initially applies a "top-down" analysis of the markets. This means that the Adviser considers the growth potential of the capitalization categories (i.e., small, medium, and large) and industry sectors. The Adviser chooses common stocks within those categories that have the potential for capital appreciation. The Adviser analyzes a company's capital appreciation potential based on various investment criteria, which may include earnings figures, equity ownership by management, market leadership, strong management, price-to-earnings ratios, debt-to-equity ratios, stock price movement, magnitude of trading volume, and the general growth prospects of the company. The Adviser considers the same criteria when making decisions to sell common stocks held by the fund. The fund may invest in companies of all sizes; however, the current make-up of the fund reflects a focus on companies with market capitalizations of less than $10 billion (medium- and small-capitalization) at the time of initial purchase. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objective.

The Subadviser's investment process for the MegaTrends Fund is based primarily on portfolio techniques developed by Dr. Stephen Leeb, President and controlling shareholder of the Subadviser, and his staff. The Subadviser has developed models over the years to assist it in assessing economic "megatrends" and the resulting relative risk potential in the stock markets. These models emphasize general economic, monetary, and technical indicators. Based on its analysis, the Subadviser selects stocks by utilizing a combination of growth and value style investing. The fund generally will invest in large companies with growth potential that are dominant in their industry, have quality management, display strong, stable financial health, and are selling at relative discounts to the market, their industry, and their historical price to earnings ratios, cash flow, and other factors. The common stocks of such companies generally are traded on major stock exchanges and have a high degree of liquidity. The Subadviser may also invest in smaller companies with market capitalizations of less than $300 million at the time of purchase. While the fund is diversified, the Subadviser may invest a significant portion of the fund's assets in the stock of a single company. As a result, a single security's increase or decrease in value may have a greater impact on the fund's share price and total return.

General Portfolio Policies

Principal Types of Investments and Related Risks
Under normal market conditions, at least 80% of the Holmes Growth Fund's total assets will be invested in equity securities, which include common stock and securities convertible into common stock and preferred stock. Because the fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds may decrease in response to the activities of an individual company or in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

Because the MegaTrends Fund invests substantially all of its assets in common stocks of U.S. companies, the main risk is that the value of the stocks it holds may decrease in response to the activities of an individual company or in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

Other Types of Investments, Related Risks, and Considerations
While not principal strategies, the Holmes Growth Fund may, to a limited extent, purchase or sell options, and may invest in foreign securities. The fund may also invest in money market instruments, may participate in securities lending and may hold temporary investments such as repurchase agreements, and may invest in illiquid securities. The risks of these types of instruments and strategies are described below and in the Statement of Additional Information.

While investment in foreign companies is not a current focus of the Holmes Growth Fund, the fund may invest up to 25% of its total assets in the common stocks and other equity securities of foreign issuers, but only if they are listed on a domestic or foreign stock exchange, quoted on Nasdaq or AMEX, or traded on the domestic or foreign over-the-counter market. The fund may invest in sponsored or unsponsored American Depository Receipts
(ADRs), which represent shares of foreign issuers. As part of its foreign investments, the fund may invest up to 5% of its total assets in emerging markets. Investments in foreign securities involve greater risks than investments in domestic securities. Foreign securities tend to be more volatile than domestic securities due to a number of factors, including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets.

The Holmes Growth Fund may purchase or sell options on individual securities and on equity indexes. Options are generally used to hedge the portfolio against certain market risks, but they may also be used to increase returns. Using options may decrease returns and increase volatility.

The Holmes Growth Fund may invest up to 15% of its net assets in illiquid securities. Disposition of illiquid securities often takes more time than more liquid securities, may result in higher selling expenses, and may not be made at desirable prices or at the prices at which such securities have been valued by the fund.

For temporary defensive purposes, the Holmes Growth Fund may invest up to 100% of its assets in liquid, high-grade money market instruments. When the fund is in a defensive investment position, it may not achieve its investment objective. Historically the fund has invoked defensive measures when the market has been extremely volatile. As a result the fund has been heavily invested in cash for periods of time and, as such, the assets of the fund have not been invested in common stocks and other equity securities.

The Holmes Growth Fund's portfolio turnover rate varies from year to year according to market conditions and has historically exceeded 100%. A high turnover rate increases transaction costs and may increase your exposure to capital gains taxes. Tax and transaction costs lower the fund's effective return for investors.

While not principal strategies, the MegaTrends Fund may lend portfolio securities, may invest in convertible securities, may hold temporary investments such as repurchase agreements, and may invest in illiquid securities.

For temporary defensive purposes, the MegaTrends Fund may invest up to 100% of its assets in U.S. Government securities, short-term indebtedness, money market instruments, or other high-grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency, or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

The Adviser or Subadviser may sell a fund's portfolio securities without regard to holding periods if such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs and may result in taxable capital gains. Tax and transaction costs lower a fund's effective return for investors. The funds' historical portfolio turnover rates are noted under Financial Highlights.

Portfolio Holdings
A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI and on the funds' website (www.usfunds.com).

FUND MANAGEMENT

Investment Adviser
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229 (Adviser), furnishes investment advice and manages the funds' business affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investors Funds and U.S. Global Accolade Funds, a family of mutual funds with approximately $4.8 billion in assets. For the fiscal year ended October 31, 2006, the Adviser was paid a fee of 1.25% of average net assets in the Eastern European Fund, 1.375% of average net assets in the Global Emerging Markets Fund and 1.00% of average net assets in each of the Holmes Growth Fund and the MegaTrends Fund.

Subadviser For Eastern European Fund and Global Emerging Markets Fund Effective January 25, 2002, the Adviser and the Eastern European Fund contracted with Charlemagne Capital (IOM) Limited to serve as Subadviser for the Eastern European Fund. Effective January 28, 2005 the Adviser and the Global Emerging Markets Fund contracted with Charlemagne Capital (IOM) Limited to serve as Subadviser for the Global Emerging Markets Fund.

The Subadviser, located at Regent House, 16-18 Ridgeway Street, Douglas, Isle of Man, manages the composition of the portfolio and furnishes the fund advice and recommendations with respect to its investments and its investment program and strategy. In consideration for such services, the Adviser shares the management fee (net of expense reimbursements and waivers, if any) with the Subadviser. The fund is not responsible for paying any portion of the Subadviser's fees. The Subadviser's predecessor managed this U.S. registered mutual fund portfolio from March 1997 to January 2002. The Subadviser has experience managing, and continues to advise, offshore funds, private investment companies, and separate accounts for institutions.

Prior to January 25, 2002, and effective February 28, 1997, the Adviser and the Eastern European Fund contracted with Regent Fund Management Limited Barbados ("Regent") to serve as subadviser for the fund. Regent was wholly owned by Regent Pacific Group Limited, which was established in 1990. Regent Pacific Group Limited spun off Charlemagne Capital (UK) Limited in the summer of 2000; however, the controlling ownership of Charlemagne Capital (UK) Limited has remained the same. In 2003, Charlemagne Capital Limited, the parent company of Charlemagne Capital (UK) Limited, transferred the subadvisory duties to a wholly-owned subsidiary, Charlemagne Capital (IOM) Limited.

Subadviser For MegaTrends Fund
The Adviser has retained Leeb Capital Management, Inc., 500 5th Avenue, Suite 3120, New York, New York 10110, to serve as the Subadviser for the MegaTrends Fund. Leeb Capital Management, Inc. has been the Subadviser for the fund since November 18, 1991. The

Subadviser manages the composition of the portfolio and is responsible for day-to-day investment management of the fund. In consideration for investment management services rendered to the fund, the Adviser shares the management fee (net of all expense reimbursements and waivers, if any) with the Subadviser. The fund is not responsible for paying any portion of the Subadviser's fees.

Adviser and Subadviser investment personnel may invest in securities for their own accounts according to codes of ethics that establish procedures for personal investing and restrict certain transactions.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the fund is available in the funds' October 31, 2006 annual report.

PORTFOLIO MANAGERS
EMERGING MARKETS FUNDS

Eastern European Fund
The fund's investments are managed by a portfolio management team consisting of Andrew Wiles, Stefan Bottcher and Julian Mayo that meets regularly to review portfolio holdings and to discuss purchase and sale activity. Mr. Andrew Wiles is an established team member of the Fund who has worked for Charlemagne Capital Limited (CCL) for nine years and was responsible for publicly listed equity investments in Russia and Eastern/Central Europe. Before joining CCL, he was employed by Buchanan Partners, a London-based global emerging markets hedge fund, where he was responsible for the GDR trading program. Mr. Wiles is an Associate of the UK Society of Investment Professionals.

Mr. Stefan Bottcher joined the fund's portfolio management team in 2001. Mr. Bottcher is Director of Portfolio Investments for CCL and is responsible for regional products. Prior to joining CCL, from 1999 to 2001, Mr. Bottcher was Executive Director and Head of Emerging Markets for Schroders. Prior to joining Schroders, Mr. Bottcher was employed at Fleming Investment Management for nine years, the last five of which he served as Head of their Emerging Europe Group.

Mr. Julian Mayo joined Charlemagne Capital in August 2003 as a Director of Charlemagne Capital (UK) and a member of the Portfolio Management team. Mr. Mayo began his investment management career in Hong Kong with Schroders Asia before joining Thornton Management ( now Allianz Global Investors ). He then opened Thornton's Tokyo office in 1987, moving to London in 1991. In 1999 he returned to Asia as Managing Director of Regent Pacific's Hong Kong office responsible for portfolio management.

Global Emerging Markets Fund
The fund's investments are managed by a portfolio management team consisting of Stefan Bottcher, Julian Mayo and Yvonne Yeoh that meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team is led by Mr. Stefan Bottcher, who joined the fund's portfolio advisory team in 2001. Mr. Bottcher is Director of Portfolio Investments for the Subadviser and is responsible for regional products. Prior to joining the Subadviser, from 1999 to 2001, Mr. Bottcher was Executive Director and Head of Emerging Markets for Schroders. Prior to joining Schroders, Mr. Bottcher was employed at Fleming Investment Management for nine years, the last five of which he served as Head of their Emerging Europe Group.

Mr. Julian Mayo joined Charlemagne Capital in August 2003 as a Director of Charlemagne Capital (UK) and a member of the Portfolio Management team. Mr. Mayo began his investment management career in Hong Kong with Schroders Asia before joining Thornton Management ( now Allianz Global Investors ). He then opened Thornton's Tokyo office in 1987, moving to London in 1991. In 1999 he returned to Asia as Managing Director of Regent Pacific's Hong Kong office responsible for portfolio management.

Yvonne Yeoh, CFA, joined Charlemagne Capital in 2002 as a member of the Portfolio Management team. Ms. Yeoh was previously employed by JP Morgan Investment Management for eight years where she was the Senior Global Emerging Markets Financial Services Analyst. She initially focused on the Asian financial sector from Singapore and expanded her coverage to global emerging markets from New York and London. While at JP Morgan Investment Management, she managed the Financial Services segment of the GEMs Analyst Fund and was responsible for the GEMs portion of the Global Financial Services Fund.

PORTFOLIO MANAGERS
EQUITY FUNDS

Holmes Growth Fund
The fund is managed by a team consisting of Frank Holmes, John Derrick, Romeo Dator, and Bernard Austin. Portfolio decisions regarding stock selection and portfolio construction are made jointly by the members of the portfolio team. Mr. Holmes is the Chief Executive Officer and Chief Investment Officer of the Adviser and has been the majority shareholder of the Adviser since 1989. Mr. Holmes has served as the Chief Investment Officer since June of 1999. Mr. Derrick joined U.S. Global Investors as a portfolio manager in January 1999. Mr. Dator has served as a research analyst of the Adviser since 2002, and an analyst with USAA from 1999 to 2001. Mr. Austin has served as research analyst of the Adviser since 2005, commercial loan underwriter for Wells Fargo Bank from 2002-2005, and an analyst with USAA from 1999-2002.

MegaTrends Fund
Dr. Stephen Leeb has served as the fund's lead portfolio manager since 1991. Dr. Leeb has been engaged in the business of providing investment advisory and portfolio management services since the late 1970s. Dr. Leeb is the editor of The Complete Investor, one of the most widely read financial newsletters, and The Big Picture, a well-known market timing newsletter. In addition, Dr. Leeb is the author of the acclaimed books, The Oil Factor: Protect Yourself--and Profit--from the Coming Energy Crisis, Defying the Market, Getting in on the Ground Floor, Market Timing for the Nineties, and The Agile Investor. Dr. Leeb holds a Bachelor's Degree in Economics from The Wharton School of Business at the University of Pennsylvania. He also received an M.A. in Psychology and Math and a Ph.D. in Psychology from the University of Illinois. Dr. Leeb has been quoted in numerous financial publications, and he has appeared on Wall Street Week, Nightly Business Report, CNN, and CNBC.

The SAI provides additional information about the funds' portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securites in the fund(s) they manage.

Excessive Short-Term Trading
The U.S. Global Accolade Funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

 o It may lower overall fund performance;

 o It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

 o Frequent redemptions by market timers may increase taxable capital gains; and

 o It may disrupt a portfolio manager's ability to effectively manage fund assets.

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders. The fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders.

The Trust's Board of Trustees has established time periods that shall be viewed as short-term trading in the funds on a first in, first out basis. Shares held less than 180 days in the emerging markets funds and 30 days in the equity funds will be subject to the short-term trading fee.

Shareholders participating in omnibus account arrangements will be charged the redemption fee by their omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. Some omnibus account providers may not have the technology to collect this fee.

The Trust and the Adviser have designed this policy to discourage, to the extent possible, investors from using the funds for short-term trading and to assist in the detection of market timing. The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for certain omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. Based on the Adviser's review of an investor's account history, the delivery of the investor's redemption proceeds may be delayed for up to seven business days, or the redemption may be honored with securities rather than cash.

Distribution Plan
The U.S. Global Accolade Funds have adopted 12b-1 plans that allow the funds to pay or reimburse the Adviser, its affiliates and others for shareholder services and promotional expenses. Because this fee is continually paid out of the funds' assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges. For the fiscal year ended October 31, 2006, fees paid by each fund under this plan, as a percentage of the fund's net assets, were as follows:

 Eastern European Fund                     0.23%
 Global Emerging Markets Fund              0.25%
 Holmes Growth Fund                        0.10%
 MegaTrends                                0.25%

HOW TO BUY SHARES

                             INITIAL       SUBSEQUENT
MINIMUMS                     INVESTMENT    INVESTMENT

  o Regular accounts           $5,000          $50

  o ABC Investment
    Plan(R)                    $1,000         $100

  o Custodial accounts
    for minors                 $1,000          $50

  o Retirement account           None         None

Minimum investments may be waived at the discretion of the officers of the Trust.

Send New Account Applications to:
    Shareholder Services
    U.S. Global Accolade Funds
    P.O. Box 781234
    San Antonio, TX 78278-1234

By Mail
 o Read this prospectus.

 o Fill out the application if you are opening a new account.

 o You will need to specify the type of account you wish to open. When an account is registered in the names of two people, either person is entitled to redeem any or all shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Fund will not be responsible for actions taken by either party with respect to this type of account.

 o Write your check for the amount you want to invest. Make it payable to the fund you are buying.

 o Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if earlier.

 o Send the completed application, any additional documentation required, and your check in the envelope provided.

 o Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If the required information is not provided on your account application or we are unable to verify this information, we may not be able to open an account or may close the account at any time. If we close your account we will return to you the value of your shares at the next calculated net asset value (NAV), with no interest.

 o To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

By Telephone
 o We automatically grant all shareholders telephone exchange privileges unless you decline them explicitly in writing.

 o If you already have a U.S. Global account, you may purchase additional shares by telephone order.

 o You must pay for them within seven business days.

 o Telephone purchases are not available for U.S. Global retirement accounts and accounts in a money market fund.

 o Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

Online Purchase of Shares
 o For existing accounts, please complete the Online Purchase Application, which may be downloaded from our website at www.usfunds.com.

 o If you are opening a new account, please complete a new account application, which may be downloaded from our website, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global account along with your initial purchase.

 o Once your on-line purchase privilege is established, you may go to the Account Access section of our website at www.usfunds.com.

 o U.S. Global Accolade Funds automatically withdraws monies from your bank account to settle your transaction.

 o Shares purchased on-line are not available until the tenth business day after the purchase or, if earlier, when your ACH clears.

By Wire
 o Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

 o If you are purchasing shares by wire for a new account, you must send a completed purchase application prior to wiring your payment. Reference your Social Security Number or call 1-800-US-FUNDS to obtain your new account number to reference on the wire instructions.

 o A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund.

 o Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent.

By Automatic Investment
 o To purchase more shares automatically each month, fill out the ABC Investment Plan(R) section of the application or fill our an ABC Investment Plan(R) form for an existing account. Attach a voided check to the application or ABC form.

 o U.S. Global automatically withdraws monies from your bank account monthly.

 o Shares purchased through the ABC Investment Plan(R) are not available for redemption until the tenth business day after the purchase is made or when your ACH clears, whichever is earlier.

 o See details on the application.

Important Notes About Paying for Your Shares
Your check must be made payable to the fund you are investing in.

You may not purchase shares by credit card, credit card convenience check, money order, cashiers check, third-party check, travelers check, "starter" check, post-dated check, instant loan check, or any foreign instruments.

The funds will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares. To recover any such loss or charge, the funds reserve the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request.

If a check or ACH investment is returned unpaid due to nonsufficient funds, stop payment, or other reasons, the funds will charge you $20, and you will be responsible for any loss incurred by the funds. To recover any such loss or charge, the funds reserve the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request.

Any expenses charged to a fund for collection procedures will be deducted from the amount invested.

Purchases of shares in the funds require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning ten business days after your check is received by Shareholder Services or when your check clears, whichever is earlier. You can exchange into other U.S. Global family of funds at any time. The funds reserve the right to refuse to honor redemptions if your check has not cleared. Redemptions or exchanges out of a fund may be subject to a short-term trader's fee. See "Short-Term Trading Fee" for details.

Effective Time for Purchase or Redemption Orders
Effective Time for Purchase or Redemption Orders

Orders received after the close of the New York Stock Exchange (NYSE), typically, 4:00 p.m. Eastern time, will not become effective until the next business day.

Orders received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

An order to establish a new account and purchase shares of a fund will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund's transfer agent has received:

 o a completed and signed application,

 o a check or wire transfer for the full amount, and

 o reasonable verification of the customer's identification.

If you already have an account, your order to purchase shares, if accepted, will become effective at the time the fund next determined NAV after the transfer agent receives your written request or telephone order.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the fund and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

 o Redemptions of $15,000 or less may be made by telephone. Telephone redemption privileges are automatically established when you complete your application.

 o Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

 o A registered shareholder on the account registration must sign the request, with the signature(s) appearing exactly as it does on the account registration.

 o Redemptions of more than $15,000 require a signature guarantee.

 o A signature guarantee may be required in other situations. See
   "Signature Guarantee/Other Documentation"

 o If you have an identically registered account in a U.S. Global money market fund with checkwriting privileges, you may call the funds and direct an exchange of your fund shares into your existing money market fund account. You may then write a check against your money market fund account.

 o The funds may pay for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash. The funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of a fund's assets, whichever is less.

Important Notes About Redeeming Your Shares
 o Generally, we will send payment for your redeemed shares to your address of record within two business days after your redemption request has been received and accepted by the fund. Payment will be delayed if records indicate that the address of record has been changed within 30 days of the redemption request. A signature guarantee will be required on the redemption request to send payment immediately in the event of an address change or to send funds to an address other than the one on record.

 o You may receive payment for redeemed shares via wire. To elect these services, send the funds a written request giving your bank information with signature guarantee for all registered owners. See "Signature Guarantee/Other Documentation."

 o You will be charged $10 for a wire transfer. International wire charges will be higher.

 o A wire transfer will usually be sent the next business day after receipt of your order.

 o Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.

 o To protect shareholders from the expense burden of excessive trading, the funds charge a short-term trading fee against the value of shares redeemed or exchanged when the shares are held less than 180 days for the Eastern European Fund or Global Emerging Markets Fund or if shares are held less than 30 days for the Holmes Growth Fund or MegaTrends Fund (see "Fees and Expenses" table on page 10 and "Short-Term Trading Fee" section on page 27).

 o Upon closing your account, you will be charged a $10 account closing fee.

 o Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.

How to Exchange Shares
When exchanging shares into other funds in the U.S. Global family of funds:

 o An exchange order is effective on any given day when the exchange request is received by the fund by the close of regular trading on the NYSE, which is usually 4:00 p.m. Eastern time.

 o Each account must be registered identically; each must have the same signatures and addresses.

 o You will be charged $5 by the transfer agent for each exchange out of any fund account. The fund reserves the right to waive this fee for certain accounts.

 o Retirement accounts administered by the Adviser or its agents may exchange up to three times per calendar quarter at no charge. However, the short-term trading fee may apply.

 o You may exchange shares using the automated telephone system, speaking to an investment representative, using our website, www.usfunds.com, or by mail. Certain restrictions apply. Please call 1-800-US-FUNDS for more details.

 o Exchanges made on our website, www.usfunds.com, must be between your existing accounts.

 o You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

 o Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

 o Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

 o Exchanges out of the Eastern European Fund or Global Emerging Markets Fund of shares held less than 180 days are subject to the short-term trading fee equal to 2.00% of the value of shares exchanged. Exchanges out of the Holmes Growth Fund or MegaTrends Fund of shares held less than 30 days or less are subject to the short-term trading fee equal to 0.25% of the value of the shares exchanged (see "Fees and Expenses" table on page 10 and "Short-Term Trading Fee" section on page 27).

 o Exchanges may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the fund, which could take up to ten business days. In general, the funds expect to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Funds Reserve Certain Rights
 o To modify or eliminate any special purchase or redemption services or privileges.

 o To hold redemption proceeds for up to seven business days or longer if permitted by the SEC.

 o To waive investment minimums or account minimum fees.

 o To refuse any application, investment, or exchange or to close an account when it is in the best interest of the fund.

 o To require a signature guarantee or any other documentation.

 o To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners, there is reason to believe a fraudulent transaction may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

 o To place funds in a Treasury Securities Cash Fund in the event that an application or investment is not received in good order.

Account Minimums
MINIMUM BALANCE FEE. If, for any reason, your account balance is below $5,000 on the last business day of the calendar quarter, a minimum balance fee of $6 will be deducted from your account.

The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 anytime during the quarter for any reason, whether due to shareholder transaction activity or market fluctuation. You will receive, however, a 30-day written notice before the funds take any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the funds may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee, as well as any applicable closing or short-term trading fees, will be deducted from the proceeds.

MINIMUM BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

 o Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

 o ABC Investment Plan(R) accounts.

 o Retirement accounts.

 o Custodial accounts for minors.

Short-Term Trading Fee
Redemptions (including exchanges) of shares of the Eastern European Fund or Global Emerging Markets Fund held less than 180 days will be subject to a redemption fee equal to 2.00% of the amount redeemed. Redemptions (including exchanges) of shares held in the Holmes Growth Fund and MegaTrends Fund held less than 30 days will be subject to a redemption fee equal to 0.25% of the amount redeemed. All redemption fees will be paid to the funds. Shareholders participating in omnibus account arrangements will be charged the fee by the omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. If you hold your shares of the funds through an omnibus account provider (such as a 401(k) plan or a broker-dealer sponsored program), you should check with the program representative to determine if the redemption fee will be applied to your account. These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends.

Net Asset Value (NAV) Calculation
The price at which you buy, sell or exchange fund shares is the NAV. The NAV of each fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. A fund's NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day.

When the funds calculate NAV, they value the securities they hold at market value. Foreign securities are valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using procedures that have been approved by the trustees. Money market instruments maturing within

60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at approximately 4:00 Eastern time each day.

The funds may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Use of Fair Value Pricing
When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when a fund's portfolio management team believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. The funds may use a systematic fair valuation model provided by an independent third party to value its securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

The portfolio management teams will monitor domestic and foreign markets and news information daily for any developing events that may have an impact on the valuation of fund securities.

Signature Guarantee/Other Documentation
The funds require signature guarantees to protect you and the funds from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

 o Your redemption request exceeds $15,000.

 o You request that payment be made to a name other than the one on your account registration.

 o You request that payment be mailed to an address other than the one of record with the funds.

 o You change or add information relating to your designated bank.

 o You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers, and adjutants.

The signature guarantee must appear together with the signature(s) of one registered owner of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions call 1-800-US-FUNDS.

Business Days
You may purchase, redeem or exchange shares of the funds on any day the fund is open for business. The funds are open for business on every day the NYSE is open for business. In addition, the funds reserve the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT
The funds take precautions to ensure that telephone or online transactions are genuine, including recording the transactions, testing shareholder identity, and sending written confirmations to shareholders of record. The funds and their service providers are not liable for acting upon instructions, communicated by telephone or computer, that they believe to be genuine if these procedures are followed.

Confirmations
After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

Purchases and Redemptions Through Broker/Dealers
You may buy or sell fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums that are not applicable if you buy or sell shares directly from the funds.

Lost Accounts
The funds' transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero-balance. Unclaimed accounts may be subject to state escheatment laws, and the funds and the transfer agent will not be liable to the shareholders or their representatives for compliance in good faith with those laws.

Householding
Unless you instruct the funds otherwise, the funds will mail only one prospectus or shareholder reports to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder reports to be combined with other members of your household, please call 1-800-US-FUNDS.

ADDITIONAL INVESTOR SERVICES

Online Services
If you are a shareholder, you may use our website to access your account information 24 hours a day you're your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges amount your existing accounts. Please visit us online at www.usfunds.com.

Retirement Services
The funds are offered through a range of qualified retirement plans, including IRAs, SEPs, and 403(b) plans. Each account in the funds will be charged an annual custodial fee as follows:

   Regular IRA                            $10
   Roth IRA                               $10
   Coverdell Education Savings Account    $10
   SEP IRA                                $15
   SIMPLE IRA                             $15
   403(b)                                 $15

The funds offer many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions in cash, they will automatically be reinvested in fund shares. The funds generally pay income dividends and distributes capital gains, if any, annually. You should consult your tax adviser regarding the particular tax consequences of your investment in the funds.

Dividends elected to be paid in cash will not be sent out unless the total amount of cash dividends received exceeds $10.00.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the re-investment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRAs.

Taxes to You
You will generally owe taxes on amounts distributed to you by the funds, whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the funds for more than a year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxed as ordinary income.

Each year the funds will send you a statement that will detail the tax status of distributions made to you for that year.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each fund's financial performance for the past five years or since inception, if shorter. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in a fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been derived from each of the fund's financial statements, which have been audited by KPMG LLP, independent registered public accountants. Their report and each fund's financial statements are included in the annual report, which is available by request.

Eastern European Fund

                                                                      YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------------------------
                                                     2006           2005           2004          2003         2002
                                               ----------       --------       --------       -------       ------

   NET ASSET VALUE, BEGINNING OF PERIOD        $    38.63       $  28.41       $  19.44       $ 12.73       $ 9.22
                                               ==========       ========       ========       =======       ======
   Income from investment operations
    Net investment income (loss)                     0.38          (0.10)*        (0.03)         0.07        (0.31)
    Net realized and unrealized gain on
     securities                                     10.82          11.44*          9.92          6.57         3.44
                                               ----------       --------       --------       -------       ------
      Total from investment operations              11.20          11.34           9.89          6.64         3.13
                                               ----------       --------       --------       -------       ------
   Less distributions
    From net investment income                         --          (0.27)         (0.06)           --           --
    From capital gains                              (3.66)         (0.95)         (1.06)           --           --
                                               ----------       --------       --------       -------       ------
      Total distributions                           (3.66)         (1.22)         (1.12)           --           --
                                               ----------       --------       --------       -------       ------
   Short-term trading fees*                          0.15           0.10           0.20          0.07         0.38
                                               ----------       --------       --------       -------       ------
   NET ASSET VALUE, END OF PERIOD              $    46.32       $  38.63       $  28.41       $ 19.44       $12.73
                                               ==========       ========       ========       =======       ======
   Total return (excluding account fees)(a)         31.03%         41.43%         54.12%        52.71%       38.07%
   Ratios/supplemental data
    Net assets, end of period (in thousands)   $1,347,149       $903,855       $279,545       $50,948       $8,696
    Ratio of expenses to average net assets(b)       1.95%          2.00%          2.08%         2.90%        4.64%
    Ratio of net investment income (loss) to
     average net assets                              0.71%         (0.31)%        (0.23)%        0.81%       (2.77)%
    Portfolio turnover rate                            68%            95%            89%          109%         214%

* Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the Subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Fees rebated by the Subadviser are discussed further in Note 2 to the financial statements and also reduce total expenses. These amounts would decrease the net investment income ratios had such reductions not occurred. The effect of expenses offset and expenses rebated by the Subadviser are as follows:

                                                                              YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                              2006         2005         2004         2003         2002
                                                            ------       ------       ------       ------       ------
Ratios to Average Net Assets:
Expenses offset                                              (0.01)%      (0.01)%         --(c)        --(c)     (0.01)%
Expenses rebated by Subadviser                               (0.01)%      (0.02)%      (0.05)%        n/a          n/a

(c) Effect on the expense ratio was not greater than 0.005%.

Global Emerging Markets Fund
                                                                   YEAR ENDED             PERIOD ENDED
                                                                OCTOBER 31, 2006       OCTOBER 31, 2005(a)
                                                                ----------------       -------------------

   NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.65                  $ 10.00
                                                                    =======                  =======
   Investment Activities
    Net investment income                                              0.02                     0.06
    Net realized and unrealized gain                                   3.50                     0.56
                                                                    -------                  -------
     Total from investment activities                                  3.52                     0.62
                                                                    -------                  -------
   Distributions
    From net investment income                                        (0.05)                      --
    From net realized gains                                           (0.26)                      --
                                                                    -------                  -------
     Total distributions                                              (0.31)                      --
                                                                    -------                  -------
   Short-Term Trading Fees*                                            0.07                     0.03
                                                                    -------                  -------
   NET ASSET VALUE, END OF PERIOD                                   $ 13.93                  $ 10.65
                                                                    =======                  =======
   Total return (excluding account fees)(b)                           34.16%                    6.50%
   Ratios/supplemental data(c)
    Net assets, end of period (in thousands)                        $29,029                  $16,157
    Ratio of expenses to average net assets                            3.07%                    4.16%
    Ratio of expenses after fee reimbursements (d)                     2.02%                    2.00%
    Ratio of net investment income to average net assets               0.13%                    1.08%
    Portfolio Turnover Rate                                             136%                      93%

* Based on average monthly shares outstanding.

(a) From February 24, 2005, commencement of operations.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) The net expenses ratios shown above reflect expenses after reimbursements from the Adviser but exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the Subadviser. Expenses reimbursed from the Adviser and expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Fees rebated by the Subadviser are discussed further in Note 2 to the financial statements and also reduce total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset and expenses rebated by the Subadviser are as follows:

                                                                   YEAR ENDED        PERIOD ENDED
                                                                   OCTOBER 31,        OCTOBER 31,
                                                                      2006              2005(A)
                                                                   -----------       -------------
Ratios to Average Net Assets:
Expenses offset                                                         n/a                n/a
Expenses rebated by Subadviser                                        (0.02)%               --(c)(e)

(e) Effect on the expense ratio was not greater than 0.005%.

Holmes Growth Fund
                                                      2006          2005        2004**          2003          2002
                                                   -------       -------       -------       -------       -------

   NET ASSET VALUE, BEGINNING OF PERIOD            $ 16.56       $ 14.38       $ 13.55       $ 11.59       $ 12.92
                                                   =======       =======       =======       =======       =======
   Income from investment operations
    Net investment loss                              (0.14)        (0.18)        (0.19)        (0.14)        (0.15)
   Net realized and unrealized gain (losses) on
    securities                                        1.92          2.36          1.01          2.10         (1.18)
                                                   -------       -------       -------       -------       -------
     Total from investment operations                 1.78          2.18          0.82          1.96         (1.33)
                                                   -------       -------       -------       -------       -------
   Less distributions
    From net investment income                          --            --            --            --            --
    From capital gains                                  --            --            --            --            --
                                                   -------       -------       -------       -------       -------
     Total distributions                                --            --            --            --            --
                                                   -------       -------       -------       -------       -------
   Short-term trading fees*                             --(a)         --(a)       0.01            --(a)         --(a)
                                                   -------       -------       -------       -------       -------
   NET ASSET VALUE, END OF PERIOD                  $ 18.34       $ 16.56       $ 14.38       $ 13.55       $ 11.59
                                                   =======       =======       =======       =======       =======
   Total return (excluding account fees)(b)          10.75%        15.16%         6.13%        16.91%       (10.29)%
   Ratios/supplemental data
    Net assets, end of period (in thousands)       $61,810       $65,065       $67,074       $82,417       $79,230
    Ratio of expenses to average net assets (c)       1.74%         1.83%         1.82%         1.78%         1.78%
    Ratio of net investment loss to average net
     assets                                          (0.69)%       (0.98)%       (1.15)%       (1.12)%       (1.09)%
    Portfolio turnover rate                            290%          268%          192%          545%          383%

* Based on average monthly shares outstanding.

** Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                              YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                              2006         2005         2004         2003         2002
                                                            ------       ------       ------       ------       ------
Ratios to Average Net Assets:
Expenses offset                                              (0.01)%       --(d)          --(d)        --(d)      --(d)

(d) Effect on the expense ratio was not greater than 0.005%.

MegaTrends Fund

                                                      2006          2005          2004          2003          2002
                                                   -------       -------       -------       -------       -------

   NET ASSET VALUE, BEGINNING OF PERIOD            $ 10.30       $  9.20       $  8.25       $  6.62       $  9.20
                                                   =======       =======       =======       =======       =======
   Income from investment operations
    Net investment loss                              (0.10)        (0.14)        (0.17)        (0.18)        (0.14)
    Net realized and unrealized gain (losses)
     on securities                                    1.18          1.24          1.24          1.85         (1.69)
                                                   -------       -------       -------       -------       -------
    Total from investment operations                  1.08          1.10          1.07          1.67         (1.83)
                                                   -------       -------       -------       -------       -------
   Less distributions
    From net investment income                          --            --         (0.12)        (0.04)           --
    From capital gains                               (0.31)           --            --            --         (0.75)
                                                   -------       -------       -------       -------       -------
   Total distributions                               (0.31)           --         (0.12)        (0.04)        (0.75)
                                                   -------       -------       -------       -------       -------
   Short-term trading fees* (a)                         --(a)         --(a)         --(a)         --(a)         --(a)
                                                   -------       -------       -------       -------       -------
   NET ASSET VALUE, END OF PERIOD                  $ 11.07       $ 10.30       $  9.20       $  8.25       $  6.62
                                                   =======       =======       =======       =======       =======
   Total return (excluding account fees)(b)          10.53%        11.96%        13.01%        25.38%       (22.15)%
   Ratios/supplemental data
   Net assets, end of period (in thousands)        $17,077       $14,276       $13,239       $12,377       $10,888
   Ratio of expenses to average net assets (c)        2.55%         2.83%         2.83%         3.07%         2.70%
   Ratio of net investment loss to
    average net assets                               (0.89)%       (1.37)%       (1.77)%       (2.12)%       (1.83)%
   Portfolio turnover rate                              75%           54%           64%           96%           87%

* Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offsets arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                              YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                              2006         2005         2004         2003         2002
                                                            ------       ------       ------       ------       ------
Ratios to Average Net Assets:
Expenses offset                                               --(d)        --(d)          --(d)        --(d)      --(d)

(d) Effect on the expense ratio was not greater than 0.005%.

Other Fund Services
The funds offer additional services to meet the unique needs of our investors, including:

 o Payroll deduction plans, including military allotments.

 o Custodial accounts for minors.

 o Systematic withdrawal plans.

 o Retirement plans such as IRA, SEP/IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, and 403(b) plans.

Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund and MegaTrends Fund are series of U.S. Global Accolade Funds.

More information on these funds is available at no charge, upon request.

Annual/Semi-Annual Reports
Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders, which are available free of charge on the funds' website at www.usfunds.com. These reports describe the funds' performance, list holdings, and describe recent market conditions, funds' investment strategies, and other factors that had a significant impact on the funds' performance during the last fiscal year.

Statement of Additional Information (SAI)
More information about the funds, their investment strategies, and related risks is provided in the SAI, which is available free of charge on the funds' website at www.usfunds.com. The SAI and the funds' website include a description of the funds' policies with respect to the disclosure of their portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

To Request Information:

BY PHONE               1-800-873-8637

BY MAIL                Shareholder Services
                       P.O. Box 781234
                       San Antonio, TX 78278-1234

BY INTERNET            http://www.usfunds.com

The SEC also maintains the EDGAR database on its website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information that the funds file electronically with the SEC. You may also visit the SEC's Public Reference Room in Washington, DC (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102, or by e-mail to publicinfo@sec.gov.

[U.S. Global Investors logo]   U.S. GLOBAL ACCOLADE FUNDS
                               SEC Investment Company Act File No. 811-7662

                                 U.S. GLOBAL INVESTORS, INC.
[U.S. Global Investors logo]     P.O. Box 781234
                                 San Antonio, TX 78278-1234

PRIVACY POLICY

General Policy
U.S. Global Investors, Inc., U.S. Global Investors Funds, U.S. Global Accolade Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc. have created this Privacy Policy in order to demonstrate our firm commitment to the privacy of your personal information. These are our information gathering and dissemination practices.

Information Collected and Disclosed
We collect nonpublic personal information about you from the following sources:

 o Information we receive from you on applications or other forms;

 o Information about your transactions with us;

 o Information gathered from consumer reporting agencies;

 o Information gathered by affiliated companies; and

 o Information gathered through web site usage.

We do not disclose any nonpublic personal information about you to nonaffiliated parties, except as permitted or required by law. U.S. Global and its affiliates may use this information to service your account or provide you information about products or services that may be of interest to you. We may also disclose all of the information we collect (except for consumer reports), as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have joint marketing agreements to service or administer your account(s), transaction(s), or request(s).

If you decide to close your account(s) or become an inactive investor we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your nonpublic personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

Further, we will properly dispose of consumer report information that may be gathered about you. Steps have been taken to ensure that consumer reports are protected against unauthorized access to or use of the information in connection with its disposal.

Internet Policy
We protect our users' information. When you submit sensitive information via the website, your information is protected both online and offline with state-of-the-art technology. To access your account online, your computer's web browser must support this technology. More detailed information is available on our website, www.usfunds.com. If you are just "surfing," we collect and use IP addresses to analyze trends, administer the Site, track user's movements and gather broad demographic information. IP addresses are not linked to personally identifiable information.

Registration: If you want to buy or trade a mutual fund on our Site, you must register by filling out an application form. The form asks for information such as name, e-mail address, address, gender and age. We use this information to send you materials about U.S. Global and products offered through our Site, and to contact you when necessary. We are required under federal law to keep records of the information you provide to us.

When you register at our Site, U.S. Global uses a cookie (a small data file stored on your computer's hard drive) to store a unique, random user ID. We do not store passwords or any personal information about you. We use this ID to identify you anonymously in our database and to track information while you are on our Site. Cookies also let you to enter our Site as a registered user without having to log on each time. You do not need to have cookies turned on to use our Site. You can refuse cookies by turning them off in your browser, but if you do, you may not be able to use certain features of our Site.

Linked Sites: Our Site may contain links to other sites. We are not responsible for the privacy practices of other sites. You should read the privacy statements of each website you visit that collects personally identifiable information. This privacy statement applies only to information we collect on our Site.

Children's Privacy: Our Site is not directed at children under the age of 13 and does not knowingly collect personal information from them. If we learn that we have obtained personal information from a child under the age of 13, we will delete that information from our records.

E-mail: E-mail is not a secure means of transmitting sensitive information. We will never ask you to submit your investment or personal information via e-mail.

Changes to Privacy Policy
U.S. Global may occasionally change this Privacy Policy. If a revision is material, U.S. Global will mail a notice to all current shareholders and will post the revised policy on its website. The changes will take effect as soon as mailed and posted.

CONTACT INFORMATION
If you have a comment, question or request, or if you need to contact us for any other reason, there are four easy ways to do so.

E-MAIL
       You can e-mail Shareholder Services for U.S. Global at shsvc@usfunds.com.

TOLL-FREE TELEPHONE NUMBER
      You may call an investor representative at 1-800-US-FUNDS or locally at (210) 308-1222. If you call after normal business hours, please leave a message and your telephone number. An Investor Representative will get back to you as quickly as possible. Normal business hours are Monday through Friday, 7:30 a.m. to 7 p.m. CST.

          U.S. MAIL                        EXPRESS MAIL OR PACKAGE DELIVERY
          U.S. Global Investors            U.S. Global Investors
          P.O. Box 781234                  7900 Callaghan Road
          San Antonio, TX 78278-1234       San Antonio, TX 78229

                                                              ----------------
[U.S. Global Investors   U.S. GLOBAL INVESTORS, INC.            PRSRT STD
          logo]          P.O. Box 781234                       U.S. POSTAGE
                         San Antonio, TX 78278-1234                 PAID
                                                               ST. LOUIS, MO
                                                               PERMIT NO. 652
                                                              ----------------

================================================================================


                          U.S. GLOBAL ACCOLADE FUNDS

             EASTERN EUROPEAN FUND, GLOBAL EMERGING MARKETS FUND,
                      HOLMES GROWTH FUND, MEGATRENDS FUND

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus dated February 28, 2007. The financial statements for the funds for the period ended October 31, 2006, and the Report of Independent Registered Public Accountants thereon, are incorporated by reference from the funds' Annual Report dated October 31, 2006. Copies of the prospectus and the funds' Annual Report may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637), or are available online at www.usfunds.com.
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The date of this Statement of Additional Information is February 28, 2007.

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                               TABLE OF CONTENTS

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GENERAL INFORMATION.......................................................    1
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FUND POLICIES.............................................................    1
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INVESTMENT STRATEGIES AND RISKS...........................................    3
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PORTFOLIO TURNOVER........................................................   17
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PORTFOLIO HOLDINGS DISCLOSURE.............................................   17
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MANAGEMENT OF THE TRUST...................................................   18
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PROXY VOTING POLICIES.....................................................   22
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PRINCIPAL HOLDERS OF SECURITIES...........................................   35
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INVESTMENT ADVISORY SERVICES..............................................   35
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PORTFOLIO MANAGERS........................................................   37
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DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES..........................   41
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DISTRIBUTION PLAN.........................................................   43
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BROKERAGE TRANSACTIONS....................................................   44
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CERTAIN PURCHASES OF SHARES OF THE FUNDS..................................   46
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ADDITIONAL INFORMATION ON REDEMPTIONS.....................................   47
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TAX STATUS................................................................   47
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CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR..............................   49
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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.................................   49
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TRUST COUNSEL.............................................................   49
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COUNSEL TO INDEPENDENT TRUSTEES...........................................   49
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FINANCIAL STATEMENTS......................................................   50
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                              GENERAL INFORMATION

U.S. Global Accolade Funds (Trust) is an open-end management investment company and is a business trust organized on April 16, 1993 under the laws of the Commonwealth of Massachusetts. There are several series within the Trust, each of which represents a separate portfolio of securities. This Statement of Additional Information (SAI) presents important information concerning the Eastern European Fund, the Global Emerging Markets Fund, the Holmes Growth Fund and the MegaTrends Fund, series of the Trust, and should be read in conjunction with the prospectus. The Eastern European Fund commenced operations on March 31, 1997, the Global Emerging Markets Fund commenced operations on February 24, 2005, the Holmes Growth Fund commenced operations on October 17, 1994, and the MegaTrends Fund commenced operations on November 16, 1996.

The assets received by the Trust from the issuance or sale of shares of the funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to each fund. They constitute the underlying assets of the funds, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the funds. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the Board. Upon liquidation of the Trust or a fund, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no annual shareholder meetings. Special meetings of shareholders may be called by the Trust's Trustees to take action on matters that require a shareholder vote and for other matters that the Trustees determine a shareholder vote is necessary or desirable. In addition, upon written request of shareholders holding 10 percent or more of the outstanding shares, the Trust's Trustees will call a shareholder meeting to vote for the removal of a Trustee.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                                 FUND POLICIES

The following information supplements the discussion of the funds' policies discussed in the funds' prospectus.

INDUSTRY CLASSIFICATIONS. The Eastern European Fund and the Global Emerging Markets Fund will use the Morgan Stanley Capital International and S&P Global Industry Classification Standard (GICS) to determine industry classifications. This system is a more detailed classification system that allows companies to be categorized with companies of comparable economic characteristics and not be classified with companies that might vary significantly from each other.


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INVESTMENT RESTRICTIONS. If a percentage investment restriction, other than a restriction on borrowing, is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

Unless designated as such, none of the funds' policies is fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS. A fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of: (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund's outstanding shares.

Each fund may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Engage in the business of underwriting securities, except to the extent that the fund may be deemed an underwriter in connection with the disposition of portfolio securities.

4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

5. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Eastern European Fund, Global Emerging Markets Fund and the Holmes Growth Fund may not:

         Purchase physical commodities or contracts related to physical commodities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

Each fund may not:

1. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

2. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3.       Invest more than 15% of its net assets in illiquid securities.

The Eastern European Fund and Global Emerging Markets Fund may not:

         Invest more than 5% of its net assets in options.

The MegaTrends Fund will not:

         Pledge, mortgage, or hypothecate the assets of the fund.


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                              VALUATION OF SHARES

An Equity Security traded on a domestic stock exchange is valued at its last reported sale price on the primary exchange, as designated by the portfolio manager, on the valuation date. If there are no sales on the principal exchange that day, an Equity Security will be valued at the mean between the last bid and ask quotation. If there is no last bid and ask quotation available, the valuation will revert to the last sale price.

A foreign Equity Security traded on one or more foreign stock exchanges is valued at the last reported sale price, or the official closing price if deemed appropriate by the Adviser, on the primary exchange of its market on the valuation date. If there are no sales on the primary exchange that day, an Equity Security will be valued at the mean between the last bid and ask quotation. If there is no last bid and ask quotation available, the valuation will revert to the last sale price.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, securities traded on NASDAQ will be valued at the mean between the bid and ask quotation, if available. Over-the-counter securities are valued at the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities. Debt securities with maturities of 60 days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and applying, after a constant rate of amortization for any discount or accretion for any premium to the securities maturity date, despite the impact of fluctuating interest rates on the market value of the instrument.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the funds' valuation policies is not reliable, the funds value the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a fund used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. These events may include corporate actions relating to the issuer, natural disasters affecting the issuer's operations, governmental actions that affect securities in a country or region and significant market activity. If the event would materially affect a fund's net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities expressed in foreign currencies are converted to U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the closing of the New York Stock Exchange.

                        INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the funds' investment strategies and risks in the prospectus.

EASTERN EUROPEAN FUND AND GLOBAL EMERGING MARKETS FUND

NON-DIVERSIFICATION. The Eastern European Fund and Global Emerging Markets Fund have elected to be classified as a non-diversified series of an open-end investment company. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund's total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Internal Revenue Code. The fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Because the funds may invest a greater proportion of their assets in the securities of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds' total return or asset valuation than if the funds were required to hold smaller positions of the securities of a larger number of issuers.


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LOWER-RATED AND UNRATED DEBT SECURITIES. Each fund may invest up to 5% of its total assets in debt rated less than investment grade (or unrated) by Standard & Poor's Corporation (Chicago), Moody's Investors Service (New York), Duff & Phelps (Chicago), Fitch Ratings (New York), Thomson Bankwatch (New York), Canadian Bond Rating Service (Montreal), Dominion Bond Rating Service (Toronto), IBCA (London), The Japan Bond Research Institute (Tokyo), Japan Credit Rating Agency (Tokyo), Nippon Investors Service (Tokyo), or S&P-ADEF (Paris). In calculating the 5% limitation, a debt security will be considered investment grade if any one of the above listed credit rating agencies rates the security as investment grade. Overall, the market for lower-rated or unrated bonds may be thinner and less active, such bonds may be less liquid, and their market prices may fluctuate more than those of higher-rated bonds, particularly in times of economic change and market stress. In addition, because the market for lower-rated or unrated corporate debt securities has in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructuring, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of economic recession. Reliable objective pricing data for lower-rated or unrated bonds may tend to be more limited; in that event, valuation of such securities in the fund's portfolio may be more difficult and will require greater reliance on judgment.

Since the risk of default is generally higher among lower-rated or unrated bonds, the Subadviser's research and analysis are especially important in the selection of such bonds, which are often described as "high yield bonds" because of their generally higher yields and referred to figuratively as "junk bonds" because of their greater risks.

In selecting lower-rated bonds for investment by a fund, the Subadviser does not rely exclusively on ratings, which in any event evaluate only the safety of principal and interest, not market value risk, and which furthermore, may not accurately reflect an issuer's current financial condition. The funds do not have any minimum rating criteria for its investments in bonds. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

GOVERNMENT AND CORPORATE DEBT. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

Agencies or instrumentalities established by the United States Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Also included are the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.

QUALITY RATINGS OF CORPORATE BONDS. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the funds may invest are as follows:

         MOODY'S INVESTORS SERVICE, INC. Aaa: Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what is generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


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         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         STANDARD & POOR'S RATINGS GROUP. AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DERIVATIVE SECURITIES. The funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures. A fund may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and it will comply with applicable regulatory requirements when implementing these strategies, techniques, and instruments.

Derivative securities may be used by a fund to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of the fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A fund's ability to successfully use these derivative securities will depend upon the ability of the Adviser or Subadviser, as applicable, to predict pertinent market movements, and cannot be assured. Engaging in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.


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Derivative securities have risk associated with them including possible default by the other party to the transaction, liquidity and, to the extent the Adviser or Subadviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and option markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

A fund's activities involving strategic transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

Futures Contracts. Each fund may sell futures contracts to hedge against a decline in the market price of securities it owns or to defend the portfolio against currency fluctuations. When a fund establishes a short position by selling a futures contract, the fund will be required to deposit with the broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount (initial margin). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract assuming all the fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying currency or stock index fluctuates making a short position in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a fund has sold a currency futures contract and the prices of the stocks included in the underlying currency have fallen, that position will have increased in value and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a fund has sold a currency futures contract and the prices of the underlying currency have risen, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time before expiration of the futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and it realizes a loss or a gain.

There is a risk that futures contract price movements will not correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

There is an additional risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event a fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the funds intend to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade


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will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin.

Options. Each fund may sell call options or purchase put options on futures contracts to hedge against a decline in the market price of securities that it owns or to defend the portfolio against currency fluctuations. Options on futures contracts differ from options on individual securities in that the exercise of an option on a futures contract does not involve delivery of an actual underlying security. Options on futures contracts are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in an option on a futures contract may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire.

The risks associated with the purchase and sale of options on futures contracts are generally the same as those relating to options on individual securities. However, the value of an option on a futures contract depends primarily on movements in the value of the currency or the stock index underlying the futures contract rather than in the price of a single security. Accordingly, a fund will realize a gain or loss from purchasing or writing an option on a futures contract as a result of movements in the related currency or in the stock market generally rather than changes in the price for a particular security. Therefore, successful use of options on futures contracts by a fund will depend on the ability of the Adviser or the Subadviser, as applicable, to predict movements in the direction of the currency or stock market underlying the futures contract. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are settled in cash, the fund cannot be assured of covering its potential settlement obligations under call options it writes on futures contracts by acquiring and holding the underlying securities. Unless the fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

Segregated Assets and Covered Positions. When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed-delivery basis, a fund will restrict cash that may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed-delivery basis, the amount of restricted cash or liquid securities will be at least equal to the fund's when-issued or delayed-delivery commitments.

The restricted cash or liquid securities will be identified either as being restricted in the fund's accounting records or as physically segregated in a separate account at Brown Brothers Harriman & Co., the funds' custodian. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

Many derivative securities, such as futures contracts and options, in addition to other requirements, require that the fund segregate with its custodian cash or liquid securities (regardless of type) having an aggregate value, measured on a daily basis, at least equal to the amount of the obligations requiring segregation to the extent that the obligations are not otherwise covered through ownership of the underlying security, financial instrument or currency. In general, the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by (1) the securities, instruments or currency required to be delivered, or (2) subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must either be identified as restricted in the fund's accounting records or be physically segregated in a separate account at the fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.


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A fund could cover a call option that it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. A fund may also cover a call option by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the fund. A fund could cover a call option that it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. A fund could also cover a call option that it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.

Foreign Currency Transactions. Investments in foreign companies usually involve use of currencies of foreign countries. The funds also may hold cash and cash-equivalent investments in foreign currencies. The value of a fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The funds may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. The Adviser or Subadviser may utilize forward foreign currency transactions in an attempt to hedge a fund's investments in foreign securities back to the U.S. dollar when, in the Adviser or Subadviser's judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Adviser or the Subadviser, as applicable, attempts to minimize currency risk through hedging activities.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, a fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

A fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose


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changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of a fund's securities denominated in linked securities.

A fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency. The fund will designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitment.

On the settlement date of the currency transaction, a fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the fund is obligated to deliver. The fund will realize gains or losses on currency transactions.

A fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy the underlying currency at the loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund may also be required to forego all or part of the benefits that might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

A fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument that is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

EASTERN EUROPEAN FUND, GLOBAL EMERGING MARKETS FUND AND HOLMES GROWTH FUND

EMERGING MARKETS. Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the risks listed below before making an investment in the fund. Investing in emerging markets is considered speculative and involves the risk of total loss. Because a fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that a fund's stated objective will be realized. A fund's Adviser and Subadviser, as applicable, will seek to minimize these risks through professional management and investment diversification. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Risks of investing in emerging markets include:

1. The risk that a fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation;

2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations.


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         Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms, which are inherent in the markets of more developed nations, may lead to turmoil in the marketplace, as well as the inability of a fund to liquidate its investments;

3. Greater social, economic and political uncertainty (including the risk of war);

4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets;

5. Currency exchange rate fluctuations and the lack of available currency hedging instruments;

6.       Higher rates of inflation;

7. Controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars;

8.       Greater governmental involvement in and control over the economy;

9. The fact that emerging market companies may be smaller, less seasoned and newly organized;

10. The difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers;

11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

12. The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies;

13.      Less extensive regulation of the securities markets;

14. Certain considerations regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories;

15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

16. The risk that a fund may be subject to income, capital gains or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

17. The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks;

18. The risk that enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund's investment in that company. Restrictive or over regulation may therefore be a form of indirect nationalization;

19. The risk that businesses in emerging markets have only a very recent history of operating within a market-oriented economy. In general, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;


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20.      The fact that the Adviser or Subadviser, as applicable, may engage in hedging transactions in an attempt to hedge a fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S.
         dollar against foreign currencies may account for part of a fund's performance even when the Adviser or Subadviser, as applicable, attempt to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses; and

21. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by a fund. As a non-fundamental policy, each fund will not invest more than 15% of its net assets in illiquid securities.

HOLMES GROWTH FUND AND MEGATRENDS FUND

REAL ESTATE INVESTMENT TRUSTS (REITS). The funds may invest in real estate investment trusts (REITs), which may subject the fund to many of the same risks related to the direct ownership of real estate. These risks may include declines in the value of real estate, risks related to economic factors, changes in demand for real estate, change in property taxes and property operating expenses, casualty losses, and changes to zoning laws. REITs are also dependent to some degree on the capabilities of the REIT manager. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a portfolio's investment in that REIT.

EASTERN EUROPEAN FUND

GEOGRAPHIC RISK.

Croatia. Croatia lies between Bosnia, Herzegovina and Slovenia in South Eastern Europe.

After years of instability brought on by war, Croatia is looking to the future and improving relations with its neighbours with a view to gaining EU candidate status. To achieve candidate status, Croatia has been implementing a number of economic and structural reforms and has made good progress. However, high structural unemployment, a widening budget deficit and an inefficient legal system remain significant barriers to entry.

Once Croatia does gain candidate status, Croatia's credit rating outlook and risk profile may improve dramatically.

The Czech Republic. The Prague Stock Exchange opened in April 1993 with 12 monetary institutions and 5 brokerage firms as its founding shareholders. The trading and information systems are based on a central automated trading system. The market price of securities is set in this automated system once a day, although a number of the largest stocks on the market now trade through a continuous system. Direct trades are concluded between members, recorded in the automated trading system, and settled through the Exchange Register of Securities. Only members of the Prague Stock Exchange can be participants in automated trades in blocks of securities.

Another method of trading is the over-the-counter market, which operates by directly accessing the Securities Centre. The Securities Act allows for off-exchange trading, which primarily benefits the millions of local shareholders who hold shares because of the original privatization of Czech industry.

Concluded exchange deals are cleared by Securities Register Ltd., an offshoot of the Prague Stock Exchange. All exchange deals between members are guaranteed clearing; a guarantee fund covers the risks and liabilities inherent in exchange trading.

Hungary. In 1995, the Hungarian government implemented a new stabilization program that would privatize state enterprises and state owned banks. Significant privatization in recent years includes oil and gas companies, gas and electricity distribution companies, and partial privatization of telecommunications, commercial banking, and television companies. The private sector now accounts for approximately 70% of GDP, compared with only 10% at


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the end of 1990. It is unclear whether a consolidation of ownership has occurred or will occur as a result of privatization.

The Budapest Commodity and Stock Exchange opened in 1864 and became one of the largest markets in Central Europe. After the Second World War, the exchange was closed by the Communists and reopened 42 years later in June 1990. The Budapest Stock Exchange is a two-tier market consisting of listed and traded stocks. The over-the-counter market is not regulated and any public company's shares can be traded on it.

Poland. The Act establishing the Warsaw Stock Exchange (1991) provided the basic legal framework for securities activities. The Law on Public Trading in Securities and trust funds (1991) regulates the public offerings of securities, the establishment of open-end investment funds and the operations of securities brokers. Polish equities are held on a paperless book-entry system, based on a computerized central depository. For listed securities, it is a requirement that trades take place through the market for the change of ownership to take place.

Russia. Russia does not have a centralized stock exchange, although exchange activity has developed regionally and shares are now traded on exchanges located throughout the country. The majority of stocks in Russia are traded on the over-the-counter market. It is through the over-the-counter market that foreign investors typically participate in the Russian equity market.

One of the largest problems in the equity market continues to be shareholders' property rights. In Russia, the only proof of ownership of shares is an entry in the shareholders' register. Despite a presidential decree requiring companies with over 1,000 shareholders to have an independent body to act as its registrar, in practice a company's register is still susceptible to manipulation by management. To solve this and related problems, the Federal Securities Commission was created. Also, Russian law requires banks and market professionals to acquire a license before handling securities.

Slovakia. Slovakia was formerly governed by a communist regime. In 1989, a market-oriented reform process began. The market-oriented economy in Slovakia is young and still evolving, and its markets are fragmented and lack liquidity. These reforms leave many uncertainties regarding economic and legal issues.

Slovakia's path toward privatization differs from the path of the Czech Republic. The Slovakian government has issued bonds that can be held until maturity, sold immediately, or redeemed for shares of stock in companies being privatized.

This method of privatization creates uncertainty about future restructuring that may occur as bonds are sold and/or converted.

Owners and managers of Slovakian enterprises are often less experienced with market economies than owners and managers of companies in Western European and American markets. The securities markets on which the securities of these companies are traded are also in their infancy.

Laws regarding bankruptcy, taxation, and foreign ownership of Slovakian enterprises are evolving and may be changed dramatically at any time. Import and export regulations are minimal.

The Bratislava Stock Exchange and the RM-system (an over-the-counter exchange) began operations during the first half of 1993. The RM-system trades in all companies distributed under the voucher privatization scheme as well as newly established companies. Foreigners are free to participate in the market for shares; profit repatriation is subject to payment of income taxes on capital gains.

From the beginning, Slovakia's markets were fragmented and have lacked liquidity. Over 80 percent of all trades were executed outside of the Bratislava Stock Exchange and RM-system. With the adoption of the new capital markets legislation, more than 70 percent of all trades have been executed on the Bratislava Stock Exchange or the RM-system. Parliament has adopted amendments to the securities law which provide for the establishment of an independent regulatory body to protect investors' rights; it centralizes trading on the official market with the requirement that all trades be registered, published and completed at prices posted on the Bratislava Stock Exchange, thus promoting greater transparency. The revised law also increases the minimum capital requirements for brokers.

The Czech Republic, Hungary, Poland, and Slovakia joined the European Union in 2004. This represents the culmination of a ten-year process and completes the transformation of these former Communist countries into full-


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fledged market economies. As a consequence, the political, economic and currency risk of investing in these countries may decline materially.

Slovenia. The Republic of Slovenia is situated between Italy, Austria and
Croatia.

Slovenia's transition from a socialist regime to a market economy continues to be very successful and the economy is currently enjoying healthy growth and balanced trade.

Slovenia became one of the first candidate countries to finalize negotiations with the EU and obtained full EU membership in 2004. EU membership will improve Slovenia's risk profile and drive foreign investment which will lead to an increased level of liquidity in the stock market and a rise in company valuations.

OTHER RIGHTS TO ACQUIRE SECURITIES. The fund may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

HOLMES GROWTH FUND

PUT AND CALL OPTIONS.

Selling (or Writing) Covered Call Options. The fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, called the strike price. If the price of the hedged security falls or remains below the strike price, the fund will not be asked to deliver the security; and the fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the fund for writing the option. If the security owned by the fund appreciates above the options strike price, the fund will generally be called upon to deliver the security, which will prevent the fund from receiving the benefit of any price appreciation above the strike price.

Buying Call Options. The fund may establish an anticipatory hedge by purchasing call options on securities that the fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. When establishing an anticipatory hedge, the fund will deposit cash or cash equivalents into a segregated account equal to the call option's exercise price. The fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A fund will realize a loss equal to all or a part of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

Put Options. The fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. The fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount greater than the premium paid. The fund will realize a loss equal to all or a part of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

Closing Transactions. The fund may dispose of an option written by the fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will terminate the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. The fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

Index Options. The fund may purchase and sell call options and purchase put options on stock indices to manage cash flow, reduce equity exposure, or to remain fully invested in equity securities. Options on securities indices are


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similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Limitations. The fund will purchase and sell only options listed on a securities exchange. The fund will not purchase any option if, immediately afterwards, the aggregate market value of all outstanding options purchased and written by the fund would exceed 5% of the fund's total assets. The fund will not write any call options if, immediately afterwards, the aggregate value of the fund's securities subject to outstanding call options would exceed 25% of the value of the fund's total assets.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond a funds' control. The return and net asset value of a fund will fluctuate.

SECURITIES LENDING. The funds may lend their portfolio securities to qualified dealers or other institutional investors. The Global Emerging Markets Fund's current intention is not to make loans. When lending securities, a fund will receive cash, U.S. Government obligations, or irrevocable letters of credit as collateral for the loan. The funds may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the funds' current securities lending agreement, the funds' lending agent has guaranteed performance of the obligation of each borrower and each counter party to each repurchase agreement in which cash collateral is invested.

Lending portfolio securities exposes a fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality securities, with the funds' custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, a fund could experience delays and costs in recovering the securities loaned.

BORROWING. A fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, a fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses. For the Global Emerging Markets Fund, the subadviser's current intention is not to borrow money except for temporary or emergency purposes.

The funds may deal with unpredictable cash flows by borrowing money. Through such borrowings, a fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

TEMPORARY DEFENSIVE INVESTMENT. For temporary defensive purposes during periods that, in the opinion of the Adviser or Subadviser, as applicable, present a fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100%


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

COMMERCIAL PAPER AND OTHER MONEY MARKET INSTRUMENTS. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Adviser or Subadviser, as applicable, such note is liquid.

A fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. A fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, foreign exchange rates, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of a fund's investment policies, the fund's investments in depository receipts will be deemed investments in the underlying securities.

RESTRICTED AND ILLIQUID SECURITIES. Each fund may invest up to 15% of their net assets in illiquid securities. A fund may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may have the effect of depressing the market price of such securities.


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

CONVERTIBLE SECURITIES. The funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

REPURCHASE AGREEMENTS. The funds may invest a portion of their assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the funds' custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To minimize the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser (or Subadviser) considers creditworthy.

WARRANTS. The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is "in the money." If the exercise price of the warrant is below the value of the underlying stock it is "out of the money." "Out of money" warrants tend to have different price behaviors than "in the money warrants." As an example, the value of an "out of the money" warrant with a long time to exercise generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from the time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will segregate liquid securities in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these segregated assets declines, a fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                              PORTFOLIO TURNOVER

Each fund's Adviser or Subadviser, as applicable, buys and sells securities for the fund to accomplish the fund's investment objective. A fund's investment policy may lead to frequent changes in investments, particularly in


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds periods of rapidly changing markets. A fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the fund is known as "portfolio turnover."

None of the funds intend to use short-term trading as a primary means of achieving its investment objectives. However, the rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser or Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").

For the fiscal periods shown below, the funds' portfolio turnover rates were:

Eastern European Fund

                   FISCAL PERIOD                     PORTFOLIO TURNOVER
        -----------------------------------          ------------------
        Period ended October 31, 2006                       68%
        Period ended October 31, 2005                       95%
        Period ended October 31, 2004                       89%

Global Emerging Markets Fund

                  FISCAL PERIOD                      PORTFOLIO TURNOVER
        -----------------------------------          ------------------
        Period ended October 31, 2006                      136%
        Period ended October 31, 2005                       93%

Holmes Growth Fund

                   FISCAL PERIOD                     PORTFOLIO TURNOVER
        -----------------------------------          ------------------
        Period ended October 31, 2006                       290%
        Period ended October 31, 2005                       268%
        Period ended October 31, 2004                       192%

MegaTrends Fund

                   FISCAL PERIOD                     PORTFOLIO TURNOVER
        -----------------------------------          ------------------
        Period ended October 31, 2006                        75%
        Period ended October 31, 2005                        54%
        Period ended October 31, 2004                        64%

                     PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holdings. The Trust publicly discloses holdings of the funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust's custodian, fund accountants, investment adviser and subadvisers, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust or its duly authorized service provider may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the funds' website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds their public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.

The Adviser/Subadvisers of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the funds or identify fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Trust's Chief Compliance Officer. The Board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the Board.

                            MANAGEMENT OF THE TRUST

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as audit committee members. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                               NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                       TERM OF                                  NUMBER OF
                                       OFFICE                                   PORTFOLIOS
                      POSITIONS          AND                                     IN FUND              OTHER
      NAME              HELD           LENGTH            PRINCIPAL               COMPLEX           DIRECTORSHIPS
      (AGE)             WITH           OF TIME         OCCUPATION(S)             OVERSEEN             HELD BY
    ADDRESS(1)          TRUST         SERVED(2)      DURING PAST 5 YEARS        BY TRUSTEE            TRUSTEE
----------------------------------------------------------------------------------------------------------------------
J. Michael Belz       Trustee         1998 to       President and Chief         Thirteen          Broadway National
(53)                                  present       Executive Officer of                          Bank
                                                    Catholic Life Insurance
                                                    since 1984.
----------------------------------------------------------------------------------------------------------------------
Richard E. Hughs      Trustee         1994 to       Retired. School of          Four              None
(71)                                  present       Business, State
                                                    University of New York
                                                    at Albany: Professor
                                                    Emeritus from September
                                                    2001 to  2006; Professor
                                                    from 1990 to 2001;
                                                    Director of MBA program
                                                    from 1996 to 2001.
----------------------------------------------------------------------------------------------------------------------
Clark R. Mandigo      Trustee         1993 to       Restaurant operator,        Thirteen          None
(63)                                  present       business consultant
                                                    since 1991.
----------------------------------------------------------------------------------------------------------------------

(1) Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

(2) Each elected or appointed Trustee shall serve for six years or until termination of the Trust or the Trustee's death, resignation or removal, whichever occurs first. A Trustee may be elected or appointed for additional terms. Under the Trust's current retirement policy, an Independent Trustee will not be renominated for


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 18 of 50

         election by shareholders in the calendar year of the Trustee's seventy-sixth birthday. If the Trust does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her seventy-sixth birthday.

----------------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEES(2)
----------------------------------------------------------------------------------------------------------------------
                                       TERM OF                                  NUMBER OF
                                       OFFICE                                   PORTFOLIOS
                      POSITIONS          AND                                     IN FUND              OTHER
      NAME              HELD           LENGTH            PRINCIPAL               COMPLEX           DIRECTORSHIPS
      (AGE)             WITH           OF TIME         OCCUPATION(S)             OVERSEEN             HELD BY
    ADDRESS(1)          TRUST         SERVED(2)      DURING PAST 5 YEARS        BY TRUSTEE            TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Frank E. Holmes       Trustee,        1989 to       Director, Chief Executive   Thirteen          Director of 71316
(52)                  Chief           present       Officer and Chief                             Ontario, Inc. since
                      Executive                     Investment Officer of the                     April 1987 and of F.
                      Officer,                      Adviser. Since October                        E. Holmes
                      President,                    1989, Mr. Holmes has                          Organization, Inc.
                      Chief                         served and continues to                       since July 1978.
                      Investment                    serve in various positions                    Chairman of the
                      Officer                       with the Adviser, its                         Board of Directors
                                                    subsidiaries, and the                         of Endeavor Mining
                                                    investment companies it                       since October 2005.
                                                    sponsors.

----------------------------------------------------------------------------------------------------------------------
(1)      Address, unless otherwise noted, is: 7900 Callaghan Road, San
         Antonio, TX 78229.

(2)      Mr. Holmes is an "interested person" of the Trust by virtue of his position with U.S. Global Investors, Inc.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS
--------------------------------------------------------------------------------------------------------------------
                                                   TERM OF
                                                   OFFICE
                              POSITIONS              AND
      NAME                       HELD              LENGTH                          PRINCIPAL
      (AGE)                      WITH              OF TIME                        OCCUPATION(S)
    ADDRESS(1)                   TRUST            SERVED(2)                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Charles Lutter, Jr.    Chief Compliance        July 2004 to    Private practice since 2001.
(62)                   Officer                 present
--------------------------------------------------------------------------------------------------------------------
Susan B. McGee         Executive Vice          1997 to         President and General Counsel of the Adviser. Since
(47)                   President, Secretary,   present         September 1992, Ms. McGee has served and continues
                       General Counsel                         to serve in various positions with the Adviser, its
                                                               subsidiaries, and the investment companies it
                                                               sponsors.
--------------------------------------------------------------------------------------------------------------------
Shannon F. Neill       Vice President,         June 2006       Chief Operating Officer of the Adviser since
(44)                   Shareholder Services    to present      September 2004. Mr. Neill serves as President of
                                                               various subsidiaries of the Adviser. Manager with
                                                               Accenture LLP from March 2003 to August 2004. Chief
                                                               Financial Officer of Cut Craft, Inc., from April
                                                               1995 to March 2003.
--------------------------------------------------------------------------------------------------------------------
T. Kelly Niland        Assistant Treasurer     June 2006       Director of Portfolio Administration of the Adviser
(45)                                           to present      since January 2006. Fund Accounting Manager with
                                                               AIM Investments from June 1992 to January 2006.
--------------------------------------------------------------------------------------------------------------------
Catherine A.           Treasurer               2004 to         Chief Financial Officer of the Adviser since August
Rademacher (47)                                present         2004. Controller of the Adviser from April 2004
                                                               -----------------------------------------------------


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 19 of 50

                                                               -----------------------------------------------------
                                                               until August 2004. Associate with Resources
                                                               Connection from July 2003 to February 2004.
                                                               Recruiting Manager with Robert Half International
                                                               from November 2002 to June 2003. Controller of
                                                               Luby's Inc. from June 2000 to October 2002.
                                                               Assistant Controller of Hunt Building Corp. from
                                                               April 1995 to October 1998.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1)      Address, unless otherwise noted, is: 7900 Callaghan Road, San
         Antonio, TX 78229.
--------------------------------------------------------------------------------------------------------------------

(2) Each officer holds office until his or her successor is duly elected and qualified.

The Board of Trustees has an audit committee. The audit committee is responsible for monitoring the funds' accounting policies, financial reporting and internal control system; monitoring the work of the funds' independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the Board. The audit committee is made up of Messrs. Belz, Hughs, and Mandigo, all of whom are non-interested Trustees of the Trust. The audit committee held five meetings during the fiscal period ended October 31, 2006.

                            OWNERSHIP OF THE FUNDS

As of December 31, 2006, each Trustee beneficially owned the amount of fund shares and shares in all funds overseen by the Trustee in the fund complex as indicated by the dollar range set forth below. None of the non-interested trustees, nor their immediate family members, own any shares in the Adviser, U.S. Global Brokerage, Inc. or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or U.S. Global Brokerage, Inc.



                                               OWNERSHIP OF THE FUNDS
--------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                            DOLLAR RANGE                     REGISTERED INVESTMENT
                                            OF EQUITY SECURITIES             COMPANIES OVERSEEN BY
                                            IN THE FUND HELD AS OF           TRUSTEE IN FAMILY OF
NON-INTERESTED TRUSTEES                     12/31/2006                       INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
J. Michael Belz                                                              Over $100,000
   Eastern European Fund                    $50,001-$100,000
   Global Emerging Markets Fund             $1-$10,000
   Holmes Growth Fund                       $10,001-$50,000
   MegaTrends Fund                          $10,001-$50,000

Richard E. Hughs                                                             Over $100,000
   Eastern European Fund                    Over $100,000
   Global Emerging Markets Fund             $10,001-$50,000
   Holmes Growth Fund                       $50,001-$100,000
   MegaTrends Fund                          $10,001-$50,000

Clark R. Mandigo                                                             Over $100,000
   Eastern European Fund                    $50,001-$100,000
   Global Emerging Markets Fund             $1-$10,000
   Holmes Growth Fund                       $50,001-$100,000
   MegaTrends Fund                          $10,001-$50,001

--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

--------------------------------------------------------------------------------------------------------------------
                                               OWNERSHIP OF THE FUNDS
--------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                            DOLLAR RANGE                     REGISTERED INVESTMENT
                                            OF EQUITY SECURITIES             COMPANIES OVERSEEN BY
                                            IN THE FUND HELD AS OF           TRUSTEE IN FAMILY OF
INTERESTED TRUSTEES                         12/31/2006                       INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
Frank E. Holmes                                                              Over $100,000
   Eastern European Fund                    None
   Global Emerging Markets Fund             None
   Holmes Growth Fund                       $1-10,000
   MegaTrends Fund                          None

The following table provides information on compensation paid by the Trust to each of the Trustees and the Trust's Chief Compliance Officer for the fiscal year ended October 31, 2006. The U.S. Global fund complex does not provide any pension or retirement benefit for the trustees. As shown in the table, the Trust is not responsible for compensation of the interested Trustee of the Trust.

--------------------------------------------------------------------------------------------------------------------
                                                    COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                                               TOTAL COMPENSATION         TOTAL COMPENSATION
                                                               FROM U.S. GLOBAL           FROM U.S. GLOBAL
NAME AND POSITION                                              ACCOLADE FUNDS(1)          FUND COMPLEX(2)
--------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
J. Michael Belz, Trustee                                       $20,250                    $56,517
Richard E. Hughs, Trustee                                      $28,250                    $28,250
Clark R. Mandigo, Trustee                                      $20,250                    $54,250
INTERESTED TRUSTEE
Frank E. Holmes, Trustee, Chief Executive Officer, Chief
Investment Officer, President                                  $0                         $0
CHIEF COMPLIANCE OFFICER
Charles Lutter, Jr., Chief Compliance Officer                  $61,254                    $168,347

--------------------------------------------------------------------------------------------------------------------
(1)      Includes compensation related to four fund portfolios.
--------------------------------------------------------------------------------------------------------------------

(2) Total compensation paid by U.S. Global fund complex for fiscal period ended October 31, 2006. As of this date, there were thirteen funds in the complex. Messrs. Holmes, Belz, and Mandigo serve on the boards of all thirteen fund portfolios. Dr. Hughs serves on the board of four fund portfolios.

--------------------------------------------------------------------------------------------------------------------

                                CODE OF ETHICS

The Trust, the Adviser, the Subadvisers, and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

                             PROXY VOTING POLICIES

The Board of Trustees of the Trust determined that it is in the best interest of the Trust to hire Institutional Shareholder Services (ISS) as proxy voting agent and to provide vote disclosure services for the funds. Pursuant to the Board's direction, ISS, a proxy voting and consulting firm, will receive proxy-voting statements, provide information and research, make proxy vote recommendations, vote the proxies and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS U.S. Proxy Voting Guidelines Summary
                                      ----------------------------------------
and Concise International Proxy Voting Guidelines. The Board also directed the
    ---------------------------------------------
Adviser and Subadviser to monitor proxy-voting issues and provide any recommendations to the Board on any particular proxy vote consistent with their investment management and fiduciary duties. The Board may, on its own or based upon a recommendation of the Adviser or Subadviser, vote contrary to the ISS recommendation, if it determines it would be in the best interest of a fund to do so.

VOTING PROCEDURES

Upon receipt of proxy statements on behalf of the Trust, ISS will notify the Compliance Director of the Adviser of the voting deadlines and provide a summary of its vote recommendations and rationale for each proxy. The Compliance Director will forward to each applicable Subadviser ISS's vote recommendation for a fund for the Subadviser to monitor.

           CONCISE SUMMARY OF ISS 2007 U.S. PROXY VOTING GUIDELINES
                      EFFECTIVE FOR MEETINGS FEB. 1, 2007
                             UPDATED DEC. 15, 2006

1. AUDITORS

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:
      o An auditor has a financial interest in or association with the company, and is therefore not independent,
      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
      o Fees for non-audit services ("Other" fees) are excessive.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
      o Composition of the board and key board committees;
      o Attendance at board and committee meetings;
      o Corporate governance provisions and takeover activity;
      o Disclosures under Section 404 of Sarbanes-Oxley Act;
      o Long-term company performance relative to a market and peer index;
      O Extent of the director's investment in the company;
      o Existence of related party transactions;
      o Whether the chairman is also serving as CEO;
      o Whether a retired CEO sits on the board;
      o Number of outside boards at which a director serves;
      o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:
      o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
      o Sit on more than six public company boards;



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      o Are CEOs of public companies who sit on the boards of more than two public companies besides their own -- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
      o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
      o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
      o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
      o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
      o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
      o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
      o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
      o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
      o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
      o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
      o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
      o The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
      o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
      o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
      o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:
      o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
      o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
      o The company fails to submit one-time transfers of stock options to a shareholder vote;
      o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
      o The company has backdated options (see "Options Backdating" policy);
      o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.



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CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.
INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
      o Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
        - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
        - Serving as liaison between the chairman and the independent directors,
        - Approving information sent to the board,
        - Approving meeting agendas for the board,
        - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
        - Having the authority to call meetings of the independent directors,
        - If requested by major shareholders, ensuring that he is available for consultation and direct communication;
      o Two-thirds independent board;
      o All-independent key committees;
      o Established governance guidelines;
      o The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).
MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
      o Long-term financial performance of the target company relative to its industry;
      o Management's track record;
      o Background to the proxy contest;
      o Qualifications of director nominees (both slates);
      o Strategic plan of dissident slate and quality of critique against management;
      o Likelihood that the proposed goals and objectives can be achieved (both slates);
      o Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS



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Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
      o Shareholders have approved the adoption of the plan; or
      o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
      o No lower than a 20% trigger, flip-in or flip-over;
      o A term of no more than three years;
      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.



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6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.
ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

POOR PAY PRACTICES
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:
      o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
      o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
      o Huge bonus payouts without justifiable performance linkage or proper disclosure;
      o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
      o Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
      o New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);
      o Excessive severance provisions (e.g., including excessive change in control payments);
      o Change in control payouts without loss of job or substantial diminution of job duties;
      o Internal pay disparity;
      o Options backdating (covered in a separate policy); and

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
      o The total cost of the company's equity plans is unreasonable;
      o The plan expressly permits the repricing of stock options without prior shareholder approval;



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      o There is a disconnect between CEO pay and the company's performance;
      o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
      o The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
      o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
      o Vesting schedule or mandatory holding/deferral period:
            - A minimum vesting of three years for stock options or restricted stock; or
            - Deferred stock payable at the end of a three-year deferral period.
      o Mix between cash and equity:
            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
      o No retirement/benefits and perquisites provided to non-employee directors; and
      o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
      o Purchase price is at least 85% of fair market value;
      o Offering period is 27 months or less; and
      o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
      o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
      o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
      o Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;
      o No discount on the stock price on the date of purchase, since there is a company matching contribution.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
      o Length of time of options backdating;
      o Size of restatement due to options backdating;
      o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;



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      o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
      o The triggering mechanism should be beyond the control of management;
      o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;
      o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
      o The company is conducting animal testing programs that are unnecessary or not required by regulation;
      o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
      o The company has been the subject of recent, significant controversy related to its testing programs.

DRUG PRICING AND RE-IMPORTATION
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
      o The existing level of disclosure on pricing policies;
      o Deviation from established industry pricing norms;
      o The company's existing initiatives to provide its products to needy consumers;
      o Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
TOBACCO
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.
ARCTIC NATIONAL WILDLIFE REFUGE



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Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
      o New legislation is adopted allowing development and drilling in the ANWR region;
      o The company intends to pursue operations in the ANWR; and
      o The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:
      o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
      o The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions. Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
      o The company does not maintain operations in Kyoto signatory markets;
      o The company already evaluates and substantially discloses such information; or,
      o Greenhouse gas emissions do not significantly impact the company's core businesses.

POLITICAL CONTRIBUTIONS
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.
LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. OUTSOURCING/OFF-SHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.
COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
      o Past performance as a closed-end fund;
      o Market in which the fund invests;
      o Measures taken by the board to address the discount; and
      o Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT



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Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

            ISS 2007 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
                      EFFECTIVE FOR MEETINGS FEB. 1, 2007
                             UPDATED DEC. 15, 2006

The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

OPERATIONAL ITEMS
FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
o There are concerns about the accounts presented or audit procedures used; or
o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
APPOINTMENT OF AUDITORS AND AUDITOR FEES
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o There are serious concerns about the accounts presented or the audit procedures used;
o The auditors are being changed without explanation; or
o Non-audit-related fees are substantial or are routinely in excess of standard annual audit related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
o There are serious concerns about the statutory reports presented or the audit procedures used;
o Questions exist concerning any of the statutory auditors being appointed; or
o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o The payout is excessive given the company's financial position.
STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.
CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS



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Vote proposals to amend quorum requirements for shareholder meetings on a
CASE-BY-CASE basis.
TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.
BOARD OF DIRECTORS
DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
o Adequate disclosure has not been provided in a timely manner;
o There are clear concerns over questionable finances or restatements;
o There have been questionable transactions with conflicts of interest;
o There are any records of abuses against minority shareholder interests; or
o The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees. Please see the International Classification of Directors on the following page.

2007 INTERNATIONAL CLASSIFICATION OF DIRECTORS
EXECUTIVE DIRECTOR
o Employee or executive of the company;
o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)
o Any director who is attested by the board to be a non-independent NED;
o Any director specifically designated as a representative of a significant shareholder of the company;
o Any director who is also an employee or executive of a significant shareholder of the company;
o Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold
(and in other special market-specific circumstances);
o Government representative;
o Currently provides (or a relative(1) provides) professional services(4) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
o Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(2));
o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
o Relative(1) of current employee of the company or its affiliates;
o Relative(1) of former executive of the company or its affiliates;
o A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
o Founder/co-founder/member of founding family but not currently an employee;
o Former executive (five-year cooling off period);
o Years of service will NOT be a determining factor unless it is recommended best practice in a market:
--9 years (from the date of election) in the United Kingdom and Ireland;
--12 years in European markets.
INDEPENDENT NED



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

o No material(3) connection, either direct or indirect, to the company other than a board seat.
EMPLOYEE REPRESENTATIVE
o Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).
FOOTNOTES:
(1) "Relative" follows the SEC's proposed definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
(2) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
(3) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
(4) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry. Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
DISCHARGE OF BOARD AND MANAGEMENT Vote FOR discharge of the board and management, unless:
o There are serious questions about actions of the board or management for the year in question; or
o Legal action is being taken against the board by other shareholders. Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
BOARD STRUCTURE
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
CAPITAL STRUCTURE
SHARE ISSUANCE REQUESTS
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders. Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
DEBT ISSUANCE REQUESTS
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
SHARE REPURCHASE PLANS Vote FOR share repurchase plans, unless:
o Clear evidence of past abuse of the authority is available; or
o The plan contains no safeguards against selective buybacks.
REISSUANCE OF SHARES REPURCHASED
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
OTHER
REORGANIZATIONS/RESTRUCTURINGS
Vote reorganizations and restructurings on a CASE-BY-CASE basis.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

MERGERS AND ACQUISITIONS
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following: For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely. o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance. Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
REINCORPORATION PROPOSALS
Vote reincorporation proposals on a CASE-BY-CASE basis.
EXPANSION OF BUSINESS ACTIVITIES
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
RELATED-PARTY TRANSACTIONS
Vote related-party transactions on a CASE-BY-CASE basis.
COMPENSATION PLANS
Vote compensation plans on a CASE-BY-CASE basis.
ANTITAKEOVER MECHANISMS
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
SHAREHOLDER PROPOSALS
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.



Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the fund's website at www.usfunds.com and on the SEC's website at
                         ---------------
http://www.sec.gov.




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

                        PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each fund. The funds are aware of the following entities and persons who owned of record, or beneficially, more than 5% of the outstanding shares of a fund at January 31, 2007:

====================================================================================================================
                                                                                     PERCENTAGE         TYPE OF
           FUND                                   SHAREHOLDERS                          OWNED           OWNERSHIP
--------------------------------------------------------------------------------------------------------------------
Eastern European Fund          Customers of Charles Schwab & Co (1)                    37.38%         Record
                               Customers of National Financial Services Corp (2)       27.59%         Record

Global Emerging Markets Fund   Customers of Charles Schwab & Co (1)                    16.53%         Record
                               Customers of National Financial Services Corp (2)       24.30%         Record

Holmes Growth Fund             Customers of Charles Schwab & Co. (1)                    8.31%         Record

MegaTrends Fund                Customers of Charles Schwab & Co. (1)                    5.44%         Record
                               Money Growth Institute (3)                               5.11%         Beneficially


------------------------
(1) Charles Schwab & Co., Inc., a broker/dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, has advised that no individual clients owns more than 5% of the fund.

(2) National Financial Services Corp., a broker/dealer located at Church Street Station, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the fund.

(3)      Money Growth Institute, Inc. Retirement Plan and Trust located at 500 5th Ave. FL57 New York, NY
         10110-3120.


                         INVESTMENT ADVISORY SERVICES

The funds' investment adviser is U. S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, as amended from time to time. Frank E. Holmes, Chief Executive Officer, Chief Investment Officer, and a Director of the Adviser, as well as a Trustee, Chief Executive Officer, President, and Chief Investment Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the funds' prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and Trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.

MANAGEMENT FEES

For the last three fiscal years ended October 31, the funds paid the Adviser the following management fees (net of expenses paid by the Adviser or voluntary and contractual fee waivers):

--------------------------------------------------------------------------------
                  FUND                 2004           2005            2006
--------------------------------------------------------------------------------
Eastern European Fund               $1,874,713     $7,681,196     $17,019,935**
Global Emerging Markets Fund        $        0*             0*    $    87,692**
Holmes Growth Fund                  $  755,921     $  674,846     $   664,825
MegaTrends Fund                     $  132,133     $  139,076     $   166,549

*The Global Emerging Markets Fund commenced operations on February 24, 2005. ** Does not include the effect of rebates by the subadviser of $103,369 and $4,945 to the Eastern European Fund and Global Emerging Markets Fund, respectively, representing the portion of the management fees paid to the




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

Subadviser by closed-end investment companies in which the funds had invested and the Subadviser had provided advisory services.


For the services of the Adviser, the funds pay the following management fees:

------------------------------------------------------------------------------
            FUND                         ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------
Eastern European Fund                                                     1.25
Global Emerging Markets Fund                                             1.375
Holmes Growth Fund                                                         1.0
MegaTrends Fund                                                            1.0

The fee is based on average net assets. Fees are accrued daily and paid monthly. The Adviser has contractually limited total fund operating expenses for the Global Emerging Markets Fund to not exceed 2.50% for the fund on an annualized basis through February 28, 2008, and until such later date as the Adviser determines.

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and Trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

The Trust and the Adviser, in connection with all of the funds, with the exception of the Holmes Growth Fund, have entered into subadvisory agreements as discussed in the prospectus. The Adviser pays a subadvisory fee of 0.625% for the Eastern European Fund, 0.75%(net of expense reimbursements and fee waivers) for the Global Emerging Markets Fund, and 0.50% for the MegaTrends Fund. A fund will not be responsible for the Subadviser's fee.

For the last three fiscal years ended October 31, the Adviser paid the Subadvisers the following subadvisory fees(net of any participation in expense reimbursement and fee waivers):

------------------------------------------------------------------------------
            FUND                      2004           2005           2006
------------------------------------------------------------------------------

Eastern European Fund               $ 937,357     $ 3,840,598    $ 8,509,968
Global Emerging Markets Fund        $       0*    $         0*   $    47,832
MegaTrends Fund                     $  66,067     $    69,538    $    83,275

* The Global Emerging Markets Fund commenced operations on February 24, 2005.

The Advisory Agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the fund and was approved by shareholders of the fund at the initial meeting of shareholders. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to the fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940 (Act) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

In addition to advising client accounts, the Adviser for the Holmes Growth Fund and Subadvisers for the Eastern European Fund and Global Emerging Markets Fund may invest in securities for their own accounts. The Adviser and Subadvisers have adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser and Subadvisers




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds are different from those of their clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading.
The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser invests in start-up companies in the natural resources or technology fields.

                              PORTFOLIO MANAGERS

                             EASTERN EUROPEAN FUND

COMPENSATION FOR ALL PORTFOLIO MANAGERS. Compensation for the portfolio managers as of October 31, 2006, consists of the following:
BASE SALARY. Each portfolio manager is paid by the Subadviser a base salary that is competitive in light of the portfolio manager's experience and responsibilities.
PERFORMANCE FEES/BONUS. The portfolio managers are provided benefits packages including performance fees/ bonus. The bonus is discretionary and is linked to various factors, including the profitability of the group as a whole, the performance of funds managed by the particular manager, the performance of stock ideas generated by that manager and a subjective assessment of the manager's contribution to the overall success of the group.

PORTFOLIO MANAGER: ANDREW WILES

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER             NUMBER OF          TOTAL ASSETS OF
                                            OF            PERFORMANCE FEE       PERFORMANCE FEE
          TYPE OF ACCOUNT                ACCOUNTS             ACCOUNTS              ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              1                    0                          $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                  12                   12              $1,600,000,000
--------------------------------------------------------------------------------------------------
Other accounts                               0                    0                          $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Eastern European Fund           None
      ---------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER: STEFAN BOTTCHER

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER             NUMBER OF          TOTAL ASSETS OF
                                            OF            PERFORMANCE FEE       PERFORMANCE FEE
         TYPE OF ACCOUNT                 ACCOUNTS             ACCOUNTS              ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              2                    0                          $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                  19                   17              $2,130,000,000
--------------------------------------------------------------------------------------------------
Other accounts                               0                    0                          $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Eastern European Fund           None
      ---------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 37 of 50

PORTFOLIO MANAGER: JULIAN MAYO

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER             NUMBER OF          TOTAL ASSETS OF
                                            OF            PERFORMANCE FEE       PERFORMANCE FEE
          TYPE OF ACCOUNT                ACCOUNTS             ACCOUNTS              ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              2                    0                          $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                   3                    3                $562,000,000
--------------------------------------------------------------------------------------------------
Other accounts                               0                    0                          $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Eastern European Fund           None
      ---------------------------------------------------------------------------------------------------

Charlemagne Capital (IOM) Limited (CCIOM) provides investment advisory services to multiple investment funds including investment companies. CCIOM recognizes that in its performance of investment advisory activities for multiple clients that there are inherent conflicts of interest.

CCIOM has identified that conflicts of interest may exist with respect to managing multiple clients where CCIOM is paid a performance fee or higher fee for its services by a client. The payment of a higher fee may create an incentive for the portfolio manager to give the client preferential treatment. CCIOM has adopted an allocation and aggregation policy designed to address this potential conflict. The policy provides that the portfolio manager must allocate investments fairly, and that customer orders must be allocated in full before any proprietary orders are filled.

                         GLOBAL EMERGING MARKETS FUND

COMPENSATION FOR PORTFOLIO MANAGER. Compensation for the portfolio manager as of October 31, 2006, consists of the following:

BASE SALARY. Each portfolio manager is paid by the Subadviser a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

PERFORMANCE FEES/BONUS. The portfolio manager are provided benefits packages including performance fees/ bonus. The bonus is discretionary and is linked to various factors, including the profitability of the group as a whole, the performance of funds managed by the manager, the performance of stock ideas generated by the manager and a subjective assessment of the manager's contribution to the overall success of the group.

PORTFOLIO MANAGER: STEFAN BOTTCHER

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER             NUMBER OF          TOTAL ASSETS OF
                                            OF            PERFORMANCE FEE       PERFORMANCE FEE
         TYPE OF ACCOUNT                 ACCOUNTS             ACCOUNTS              ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              2                    0                          $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                  19                   17              $2,130,000,000
--------------------------------------------------------------------------------------------------
Other accounts                               0                    0                          $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Global Emerging Markets         None
      ---------------------------------------------------------------------------------------------------

Statement of Additional Information - U.S. Global Accolade Funds
Page 38 of 50

PORTFOLIO MANAGER: JULIAN MAYO

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER             NUMBER OF          TOTAL ASSETS OF
                                            OF             ERFORMANCE FEE       PERFORMANCE FEE
          TYPE OF ACCOUNT                ACCOUNTS             ACCOUNTS              ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              2                    0                          $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                   3                    3                $562,000,000
--------------------------------------------------------------------------------------------------
Other accounts                               0                    0                          $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Global Emerging Markets         None
      ---------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER: YVONNE YEOH

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER             NUMBER OF          TOTAL ASSETS OF
                                            OF            PERFORMANCE FEE       PERFORMANCE FEE
          TYPE OF ACCOUNT                ACCOUNTS             ACCOUNTS              ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              1                    0                          $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                   5                    5                $707,000,000
--------------------------------------------------------------------------------------------------
Other accounts                               0                    0                          $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Global Emerging Markets         None
      ---------------------------------------------------------------------------------------------------

Charlemagne Capital (IOM) Limited (CCIOM) provides investment advisory services to multiple investment funds including investment companies. CCIOM recognizes that in its performance of investment activities for multiple clients that there are inherent conflicts of interest.

CCIOM has identified that conflicts of interest may exist with respect to managing multiple clients where CCIOM is paid a performance fee or higher fee for its services by a client. The payment of a higher fee may create an incentive for the portfolio manager to give the client preferential treatment. CCIOM has adopted an allocation and aggregation policy designed to address this potential conflict. The policy provides that the portfolio manager must allocate investments fairly, and that customer orders must be allocated in full before any proprietary orders are filled.

                              HOLMES GROWTH FUND

COMPENSATION FOR ALL PORTFOLIO MANAGERS. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers as of October 31, 2006, consists of the following:



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

MONTHLY AND QUARTERLY BONUS. The bonus is primarily driven by asset growth and performance of the fund. A bonus is awarded only if the fund performance is within certain percentiles of the fund's Lipper Mid Cap Growth peer group or is awarded certain rankings by third-party ranking services.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.

Frank Holmes receives the above compensation package and in addition receives an annual bonus based upon the Adviser's operational earnings, an annual bonus based upon the performance of the Adviser's own account, and a quarterly or annual performance fee bonus for the management of four offshore accounts.

PORTFOLIO MANAGER: FRANK E. HOLMES

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER              NUMBER OF         TOTAL ASSETS OF
                                            OF             PERFORMANCE FEE      PERFORMANCE FEE
         TYPE OF ACCOUNT                 ACCOUNTS              ACCOUNTS            ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              1                    0                          $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                   4                    4              $  198,320,278
--------------------------------------------------------------------------------------------------
Other accounts                               2                    2              $    1,897,813
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Holmes Growth Fund              $1 - $10,000
      ---------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER: JOHN DERRICK

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER              NUMBER OF         TOTAL ASSETS OF
                                            OF             PERFORMANCE FEE      PERFORMANCE FEE
         TYPE OF ACCOUNT                 ACCOUNTS              ACCOUNTS            ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              1                    0                     $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                   0                    0                     $0
--------------------------------------------------------------------------------------------------
Other accounts                               1                    0                     $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Holmes Growth Fund              $10,001 - $50,000
      ---------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER: ROMEO DATOR

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER              NUMBER OF         TOTAL ASSETS OF
                                            OF             PERFORMANCE FEE      PERFORMANCE FEE
         TYPE OF ACCOUNT                 ACCOUNTS              ACCOUNTS            ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              1                    0                     $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                   0                    0                     $0
--------------------------------------------------------------------------------------------------
Other accounts                               1                    0                     $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Holmes Growth Fund              $1 - $10,000
      ---------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 40 of 50

PORTFOLIO MANAGER: BERNARD AUSTIN

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER              NUMBER OF         TOTAL ASSETS OF
                                            OF             PERFORMANCE FEE      PERFORMANCE FEE
          TYPE OF ACCOUNT                ACCOUNTS              ACCOUNTS            ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              1                    0                   $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                   0                    0                   $0
--------------------------------------------------------------------------------------------------
Other accounts                               1                    0                   $0
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      Holmes Growth Fund              $10,001-$50,000
      ---------------------------------------------------------------------------------------------------

The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

                                MEGATRENDS FUND

COMPENSATION FOR PORTFOLIO MANAGER. Compensation for the portfolio manager as of October 31, 2006, consists of the following:

BASE SALARY. Dr. Leeb is paid a base salary by the Subadviser that is competitive in light of the portfolio manager's experience and responsibilities.

PORTFOLIO MANAGER: DR. STEPHEN LEEB

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------------------------
                                          NUMBER              NUMBER OF         TOTAL ASSETS OF
                                            OF             PERFORMANCE FEE      PERFORMANCE FEE
         TYPE OF ACCOUNT                 ACCOUNTS             ACCOUNTS              ACCOUNTS
--------------------------------------------------------------------------------------------------
Registered investment companies              1                    0                          $0
--------------------------------------------------------------------------------------------------
Pooled investment vehicles                   0                    0                          $0
--------------------------------------------------------------------------------------------------
Other accounts                             361                    5                  $1,466,000
--------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES

      ---------------------------------------------------------------------------------------------------
      NAME OF FUND              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND HELD AS OF 10/31/2006
      ---------------------------------------------------------------------------------------------------
      MegaTrends Fund           $500,001-$1,000,000
      ---------------------------------------------------------------------------------------------------

Leeb Capital Management (LCM) provides investment advisory services to multiple clients with differing fee schedules. This creates an incentive for LCM to give preferential treatment to a client that pays a higher fee. LCM has recognized this potential for a conflict of interest and has developed allocation procedures designed to ensure that client accounts are treated in a fair manner.

               DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and exclusive agent for distribution of the funds' shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the funds' shares, which are offered on a continuous basis.

--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the funds and distributing the funds' shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners, and other financial representatives for the sale of the funds' shares. Following such sales, the funds will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the prospectus and/or herein with respect to the funds' shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the funds of the Trust, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the funds' shares; (ii) in connection with the registration and qualification of the funds' shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale;
(iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the funds' shares in their capacity as such; and
(iv) of preparing, setting in type, printing and mailing prospectuses, SAIs, and any supplements thereto, sent to existing holders of the funds' shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing prospectuses, SAIs and reports prepared for its use in connection with the offering of the funds' shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Fair Practice of the NASD, if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and (ii) amounts payable under the Distribution Plan exceeds 0.25% of the funds' average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of each fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the funds to pay United Shareholder Services, Inc. (USSI), 7900 Callaghan Road, San Antonio, Texas 78229, an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of fund shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the funds pay to USSI a monthly fee equal to one-twelfth (1/12) of 20.0 basis points (.0020) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding fund shares at the institution. These fees, in lieu of the annual fee of $23.00 per account, are paid to such institutions by USSI for their services. In addition, the funds bear certain other transfer agent expenses such as the costs of record retention and postage, Internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as dividend-paying agent for the funds.




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

For the fiscal years ended October 31, 2006, 2005 and 2004, the funds paid the following for transfer agency fees and expenses:

      -------------------------------------------------------------------------
                    FUND                2004          2005           2006
      -------------------------------------------------------------------------
      Eastern European Fund            $ 205,303     $ 830,175    $  1,874,094
      Global Emerging Markets Fund     $       0*    $       0*   $     53,633
      Holmes Growth Fund               $ 160,636     $ 144,475    $    119,670
      MegaTrends Fund                  $  27,242     $  27,262    $     31,730

* The Global Emerging Markets Fund commenced operations on February 24, 2005 and all fees were waived for 2005.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, an independent service provider, provided the fund with bookkeeping, accounting and custody services and determines the daily net asset value.

For the fiscal years shown below, the funds paid Brown Brothers Harriman & Co. the following amounts for bookkeeping, accounting and custody services:

      -------------------------------------------------------------------------
                    FUND                 2004          2005         2006
      -------------------------------------------------------------------------
      Eastern European Fund            $  103,400    $ 351,533    $    623,119
      Global Emerging Markets Fund     $        0*   $  22,400*   $     49,075
      Holmes Growth Fund               $   41,508    $  45,500    $     52,689
      MegaTrends Fund                  $   41,500    $  34,303    $     27,984

* The Global Emerging Markets Fund commenced operations on February 24, 2005.

The fees paid to Brown Brothers Harriman & Co. are inclusive of administration services fees.

A&B Mailers, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. For the fiscal period ended October 31, 2006, the funds paid A&B Mailers, Inc. $82,659 for mail handling services.

                               DISTRIBUTION PLAN

The funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the funds to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, and includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the funds, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of a fund's net assets on an annual basis. For the period ended October 31, 2006, the Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund, and MegaTrends Fund paid a total of $6,000, $0, $6,000,and $1,500, respectively, in distribution fees. The majority of these fees were used to pay for printing and mailing of prospectuses. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the funds with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods, so long as the 0.25% limitation is never exceeded.

Expenses of the funds in connection with the Distribution Plan paid in the fiscal period ended October 31, 2006, are set forth in the table below.

--------------------------------------------------------------------------------------------------------------------
                          ADVERTISING  ROSPECTUS                 COMPENSATION    TRAVEL AND  POSTAGE  COMPENSATION
                               &       PRINTING &  DISTRIBUTION       TO         PROMOTION     &        TO SALES
       NAME OF FUND       LITERATURE    MAILING        FEES     BROKER/DEALERS   TEXPENSES   MAILING    PERSONNEL
--------------------------------------------------------------------------------------------------------------------
Eastern European Fund       $42,381    $33,862       $6,000      $2,628,662       $40,433    $7,563     $320,108
--------------------------------------------------------------------------------------------------------------------
Global Emerging
  Markets Fund              $27,537     $8,728         $0           $29,548       $13,688    $2,168       $4,826
--------------------------------------------------------------------------------------------------------------------
Holmes Growth Fund          $23,281     $5,560       $6,000         $18,669        $8,890    $1,754       $1,586
--------------------------------------------------------------------------------------------------------------------
MegaTrends Fund             $26,852     $7,290       $1,500          $6,498        $5,077    $2,773         $353
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

The amount of unreimbursed expenses incurred under the Distribution Plan which will be carried to future years and the related percentages of net assets as of October 31, 2006, is $12,149 (0.001%), $77,712 (0.268%), $0 (0%) and
$21,203 (0.124%), for Eastern European, Global Emerging Markets, Holmes Growth, and MegaTrends Funds, respectively. The funds are not legally obligated to pay any reimbursed expenses if the Distribution Plan is terminated or not renewed.

U.S. Global Brokerage, Inc., the principal underwriter for distribution of the funds' shares, and its affiliated persons, including Frank Holmes, a Trustee of the Trust, have a direct or indirect financial interest in the operation of the funds' distribution plan and related Distribution Agreement.

Expenses that the funds incur pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. The Distribution Plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties there is a reasonable likelihood that the Distribution Plan will benefit the funds and their shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.

                            BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the funds and the placing of the funds' securities transactions and negotiation of commission rates, where applicable, are made by Charlemagne Capital (IOM) Limited for the Eastern Eruopean Fund and the Global Emerging Markets Fund, Leeb Capital Management, Inc. for the MegaTrends Fund and by U.S. Global Investors, Inc. for the Holmes Growth Fund and are subject to review by the funds' Adviser and Board of Trustees. In the purchase and sale of portfolio securities, the Adviser or Subadviser seeks best execution for a fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser and Subadviser generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

For the fiscal years shown below, the funds paid brokerage fees as follows:

                                      2004          2005            2006
Eastern European Fund              $  960,714   $  3,889,222    $  3,365,731
Global Emerging Markets Fund       $        0*  $     93,347*   $    214,987
Holmes Growth Fund                 $  471,221   $    545,473    $    578,760
MegaTrends Fund                    $   26,821   $     18,304    $     22,744

*The Global Emerging Markets Fund commenced operations on February 24, 2005.

In executing portfolio transactions and selecting brokers or dealers, the Adviser and the Subadvisers seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory and Sub-Advisory agreements, the Adviser and Subadvisers are permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Adviser and Subadvisers must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. The advisory fee of the Adviser would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker dealers through or with whom a fund places portfolio transactions, the Adviser or a Subadviser may be relieved of expenses, which they might otherwise bear. Research services and products may be useful to the Adviser and Subadvisers in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

During the year ended October 31, 2006, the following brokerage commissions were paid to brokers or dealers for providing research services to the Adviser or Subadviser:

                                                                  PRINCIPAL
                                               COMMISSIONS          VALUE

Eastern European Fund                          $        0      $            0
Global Emerging Markets Fund                   $        0      $            0
Holmes Growth Fund                             $  103,041      $    4,568,834
MegaTrends Fund                                $   10,578      $   12,846,996
                                               -   ------      -   ----------
Total                                          $  113,619      $   17,415,830

The Adviser or Subadviser for the Eastern European Fund and Global Emerging Markets Fund and Holmes Growth Fund execute most of the funds' transactions through a small group of broker-dealers selected for their ability to provide brokerage and research services. The Adviser or Subadviser may occasionally purchase securities that are not listed on a national securities exchange, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Subadviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser or Subadviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

Research services include securities and economic analysis, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the funds and the Adviser or Subadviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the funds effect securities transactions may be used by the Adviser or Subadviser in servicing all of its accounts and not all such services may be used by the Adviser or Subadviser in connection with the funds.

The MegaTrends Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. In order for an affiliated broker to effect such transactions for the fund, the commissions, fees, or other remuneration received by such affiliated broker must be reasonable and fair, compared with the commissions, fees, or other remuneration paid to other brokers in comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period. This standard would allow the affiliated broker to receive no more than the remuneration that an unaffiliated broker would receive in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees, or other remuneration paid to an affiliated broker are consistent with this standard. In addition, the Subadviser has represented no fund trades were executed through Leeb Brokerage Services, L.L.C. for the fiscal period ended October 31, 2006. Generally, the fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the fund may be purchased directly from the issuer. However, the Adviser or Subadviser may occasionally purchase securities that are not listed on a national securities exchange or quoted on Nasdaq or AMEX, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Subadviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser or Subadviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

Research services include securities and economic analysis, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the fund.




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

OTHER PRACTICES -TRADE AGGREGATION AND ALLOCATION PROCEDURES. The Adviser for the Homes Growth Fund has adopted Trade Aggregation and Allocation Procedures (the "Procedures") under which the Adviser may aggregate client (including the Funds) purchase or sale orders and may also aggregate orders for the Adviser's own account to achieve more efficient execution, lower per share brokerage costs, and, in the aggregate, better prices. The Adviser's Procedures are designed to ensure that each of the Adviser's clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser's duty of best execution and with the client's investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.

Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the Funds' ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.

                   CERTAIN PURCHASES OF SHARES OF THE FUNDS

The following information supplements the discussion of how to buy fund shares as discussed in the funds' prospectus.

Shares of the funds are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by adding the value of the funds' investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the funds are described in the prospectus. In addition, shares of the funds may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the funds and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of a fund. On any such "in kind" purchase of shares of a fund, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid;

2. Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq or AMEX;

4. Any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6.       The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the funds using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the funds are valued. See the section titled Net Asset Value in the prospectus. The number of shares of the funds, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer costs or taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

                     ADDITIONAL INFORMATION ON REDEMPTIONS

The following information supplements the discussion of how to redeem fund shares as discussed in the funds' prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (SEC); (2) when an emergency exists, as defined by the SEC, that makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the funds in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the funds during any 90-day period for any one shareholder. Any shareholder of the funds receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the funds.

                                  TAX STATUS

TAXATION OF THE FUNDS - IN GENERAL. Each fund qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, the fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders if the funds distribute at least 90% of their net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, a fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (90% test); (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year; and (c) distribute at least 90% of its net investment income and net short-term taxable gains for the fiscal period.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income for the calendar year; (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS. Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. At October 31, 2006, the Eastern European Fund, Global Emerging Markets Fund and MegaTrends Fund had no capital loss carryovers, and the Holmes Growth Fund had $30,413,496 in capital loss carryovers expiring in fiscal year 2009 and 2010.

The funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the funds' income for purposes of the 90% test and the distribution requirements




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and paid to shareholders of record in such a month, will be deemed to have been received on December 31 if the fund pays the dividends during the following January.

Distributions by a fund will result in a reduction in the fair market value of the fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the fund just before a distribution. The price of such shares purchased then includes the amount of any forthcoming distribution. Investors purchasing the fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U. S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by a fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds contracts or on the underlying securities and cause losses to be deferred. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES. Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If a fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund;
(2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

                 CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant, and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to subcustody arrangements separately approved by the Trust.

                   INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the funds' annual financial statements, review certain regulatory reports and the funds' federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Trustees and Audit Committee of the Trust.

                                 TRUST COUNSEL

General Counsel to the Adviser also serves as General Counsel to the Trust. The Adviser was reimbursed for in-house legal and internal administration services pertaining to the Trust during the period ended October 31, 2006, in the amounts of $39,312, and $19,049, respectively.

                        COUNSEL TO INDEPENDENT TRUSTEES

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent Trustees of the Trust.




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

                             FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2006, are hereby incorporated by reference from the U.S. Global Accolade Funds 2006 Annual Report to Shareholders dated October 31, 2006. The Trust will promptly provide a copy of the financial statements, free of charge, upon request to:
U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637 or (210) 308-1234.




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

     (a) 1. Second Amended and Restated Master Trust Agreement, dated August 16, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

         2. Amendment No. 1 to the Second Amended and Restated Master Trust Agreement, dated May 16, 2002 (EDGAR Accession No.
            0000902042-04-000005).

         3. Amendment No. 2 to the Second Amended and Restated Master Trust Agreement, dated January 12, 2005 (EDGAR Accession No. 0000902042-05-000004).

     (b) By-laws incorporated by reference to initial registration statement dated April 15, 1993 (EDGAR Accession No. 0000902042-98-000006).

     (c) Instruments Defining Rights of Security Holders. Not applicable.

     (d) 1. Advisory Agreement between Registrant and U.S. Global
              Investors, Inc., dated September 21, 1994, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated May 28, 1996 (EDGAR Accession No. 0000902042-96-000046).

         2. Amendment dated November 15, 1996, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add MegaTrends Fund, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated June 21, 1996 (EDGAR Accession No. 0000902042-96-000046).

         3. Amendment dated February 28, 1997, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add Regent Eastern European Fund, (now known as Eastern European Fund) incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A dated December 24, 1996 (EDGAR Accession No. 0000902042-96-000083).

         4. Amendment dated January 28, 2005, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add Global Emerging Markets Fund (EDGAR Accession No.
              0000902042-05-000006).

         5. Sub-Advisory Agreement among Registrant, U.S. Global Investors, Inc., and Money Growth Institute, Inc. (now known as Leeb Capital Management, Inc.) dated November 15, 1996, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated June 21, 1996 (EDGAR Accession No. 0000902042-96-000046).

         6. Sub-Advisory Agreement among Registrant U.S. Global Investors, Inc. and Charlemagne Capital (IOM) Limited on behalf of the Eastern European Fund, dated August 31, 2006 (EDGAR Accession No. 000902042-07-000004).

         7. Sub-Advisory Agreement among Registrant U.S. Global Investors, Inc. and Charlemagne Capital (IOM) Limited on behalf of the Global Emerging Markets Fund dated August 31, 2006 (EDGAR Accession No. 000902042-07-000004).

     (e) 1. Distribution Agreement dated September 3, 1998, between Registrant and U.S. Global Brokerage, Inc. incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A dated March 1, 1999 (EDGAR Accession No. 0000902042-99-000003).

         2. Specimen Selling Group Agreement between principal underwriter and dealers incorporated by reference to Post-Effective Amendment No. 15 dated March 1, 1999, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No.
            0000902042-99-000003).

         3. Amendment dated September 30, 2004, to the Distribution Agreement dated September 3, 1998, between Registrant and U.S. Global Brokerage, Inc. (EDGAR Accession No. 0000902042-05-000004).

         4. Specimen Dealer Agreement (Type 2) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A dated February 28, 2003 (EDGAR Accession No. 0000902042-03-000002).

         5. Specimen Bank/Trust Agreement (Type 2) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A dated February 28, 2003 (EDGAR Accession No.
            0000902042-03-000002).

     (f) Bonus or Profit Sharing Contracts. Not applicable.

     (g) 1. Custodian Agreement dated November 1, 1999, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A dated January 29, 1998 (EDGAR Accession No.
            0000902042-98-000006).

         2. Amendment dated May 14, 1999, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A dated February 29, 2000 (EDGAR Accession No. 0000902042-00-000004).

         3. Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

         4. Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated September 28, 2001 (EDGAR Accession No.
            0000754811-01-500016).

         5. Amendment dated February 16, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-1A dated February 28, 2001 (EDGAR Accession No.
            0000902042-01-500005).

         6. Amendment dated September 30, 2004 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. (EDGAR Accession No. 0000902042-05-000004).

         7. Amendment dated April 23, 2006 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. (EDGAR Accession No. 000902042-07-000004).

     (h) 1. Transfer Agent Agreement between Registrant and United Shareholder Services, Inc. dated December 15, 2000, incorporated by reference to Post-Effective Amendment No18 to Registration Statement on Form N-1A dated February 28, 2001 (EDGAR Accession No.
            0000902042-01-500005).

         2. Amendment dated September 30, 2004, to Transfer Agent Agreement between Registrant and United Shareholder Services, inc. dated December 15, 2000 (EDGAR Accession No. 0000902042-05-000004).

         3. Expense Cap Agreement between U.S. Global Investors, Inc. and U.S. Global Accolade Funds dated February 28, 2007 included herein.

     (i) Opinion and consent of Susan B. McGee, Esq., counsel to the Registrant included herein.

     (j) Consent of independent registered public accounting firm, KPMG LLP included herein.

     (k) Omitted Financial Statements. Not applicable.

     (l) Initial Capital Agreements. Not applicable.

     (m) 1. Bonnel Growth Fund Distribution Plan pursuant to Rule 12b-a adopted September 21, 1994, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

         2. MegaTrends Fund Distribution Plan pursuant to Rule 12b-1 adopted May 22, 1996, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No.
         0000902042-00-500002).

         3. Regent Eastern European Fund Distribution Plan pursuant to Rule 12b-1 adopted February 28, 1997, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

         4. Global Emerging Markets Fund Distribution Plan pursuant to Rule 12b-1 adopted September 30, 2004 (EDGAR Accession No.
         0000902042-05-000004).

     (n) Rule 18f-3 Plan. Not applicable.

     (o) Reserved.

     (p) 1. Registrant's Code of Ethics, adopted May 22, 1996, amended August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000, (EDGAR Accession No. 0000902042-00-500002).

         2. Registrant's Code of Ethics, adopted May 22, 1996, amended January 28, 2005, incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A dated February 28, 2005, (EDGAR Accession No. 0000902042-05-000013).

     (q) Power of Attorney dated December 18, 1998, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A dated December 30, 1998 (EDGAR Accession No.
         0000902042-98-000044).

         ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

         ITEM 25. INDEMNIFICATION

         Under Article VI of the Registrant's Second Amended and Restated Master Trust Agreement, the Trust shall indemnify (from the assets of the Sub-Trust or class thereof or Sub-Trusts or classes thereof in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as ("Disabling Conduct"). A determination that the Covered Person is entitled to indemnification, despite allegations of Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or
         (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the Covered Party ultimately will be found to be entitled to indemnification.

         ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled "Fund Management" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information.

         ITEM 27. PRINCIPAL UNDERWRITERS

         (a) U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited-purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds and U.S. Global Accolade Funds shares, effective September 3, 1998.

         (b) The following table lists, for each director and officer of U.S. Global Brokerage, Inc., the information indicated.

         NAME AND PRINCIPAL                    POSITIONS AND OFFICES             POSITIONS AND OFFICES
         BUSINESS ADDRESS                      WITH UNDERWRITER                  WITH REGISTRANT
         ---------------------------------------------------------------------------------------------
         Shannon F. Neill                      Director                          Vice President,
         7900 Callaghan Road                   President                         Shareholder Services
         San Antonio, TX 78229

         Catherine A. Rademacher               Chief Financial Officer           Treasurer
         7900 Callaghan Road
         San Antonio, TX 78229

         T. Kelly Niland                       Director,                         Assistant Treasurer
         7900 Callaghan Road                   Portfolio Administration
         San Antonio, TX  78229

         Sheila A. Matthys                     Secretary                         Assistant Secretary
         7900 Callaghan Road
         San Antonio, TX 78229

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records maintained by the Registrant are kept at the Registrant's office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Accolade Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on the 29th day of December 2006.

                                        U.S. GLOBAL ACCOLADE FUNDS



                                        By: /s/ Frank E. Holmes
                                           --------------------------------
                                           Frank E. Holmes
                                           President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            SIGNATURE                                TITLE                                        DATE
            ---------                                -----                                        ----
* /s/ J. Michael Belz
--------------------------------------
J. Michael Belz                                 Trustee                                     February 28, 2007


* /s/ Richard E. Hughs
--------------------------------------
Richard E. Hughs                                Trustee                                     February 28, 2007


/s/ Frank E. Holmes
--------------------------------------
Frank E. Holmes                                 Trustee, President,                         February 28, 2007
                                                Chief Executive Officer
                                                Chief Investment Officer

* /s/ Clark R. Mandigo
--------------------------------------
Clark R. Mandigo                                Trustee                                     February 28, 2007


/s/ Susan B. McGee
--------------------------------------
Susan B. McGee                                  Executive Vice President                    February 28, 2007
                                                Secretary, General Counsel

/s/ Catherine A. Rademacher
--------------------------------------
Catherine A. Rademacher                         Treasurer                                   February 28, 2007


*BY: /s/ Susan B. McGee
     -------------------------------
     Susan B. McGee
     Attorney-in-Fact under
     Power of Attorney Dated December 18, 1998